As filed with the Securities and Exchange Commission on April 8, 2008

Registration Nos.: 33-54047
811-7185

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.  ☐
  Post-Effective Amendment No. 23  ☒

and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
  ACT OF 1940  ☒

  Amendment No. 24  ☒

Morgan Stanley
Select Dimensions Investment Series

(A Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Office)

Registrant's Telephone Number, Including Area Code: (800) 869-6397

Amy R. Doberman, Esq.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing pursuant to paragraph (b)

X	On May 1, 2008 pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

On (date) pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date) pursuant to paragraph (a)(2) of Rule 485

Amending the Prospectus and Updating Financial Statements

If appropriate, check the following box:

This post-effective amendment designates a new effective

date for a previously filed post-effective amendment.

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE BALANCED PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Balanced Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	4

	PAST PERFORMANCE	9

	FEES AND EXPENSES OF THE PORTFOLIO	10

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	11

	ADDITIONAL RISK INFORMATION	13

	PORTFOLIO MANAGEMENT	15

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	17

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	17

	PRICING PORTFOLIO SHARES	18

	DISTRIBUTIONS	19

	TAX CONSEQUENCES	19

	PORTFOLIO HOLDINGS INFORMATION	19

	ADDITIONAL INFORMATION	19

Financial Highlights		20

This Prospectus contains important information about the Balanced Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Balanced Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

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The Balanced Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth with reasonable current income.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 60% of its assets in common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser's assessment of business, economic and investment conditions. The Portfolio may also use derivatives as discussed below. These derivative instruments will be counted towards the 60% and 25% policies discussed above to the extent they have characteristics similar to the securities included within those policies. The Portfolio may invest up to 20% of its net assets in foreign securities.

The two groups of Portfolio investments include:

(1) Common Stocks/Convertible Securities. The Portfolio invests in common stocks and may also invest in securities convertible into common stocks—including "synthetic," "exchangeable" and "Rule 144A" convertibles. The Portfolio's common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Portfolio may invest up to 10% of its net assets in "synthetic" covertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

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(2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

■  U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

■  Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

■  Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

■  Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less

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predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.

Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

The securitization techniques used to develope mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

Other Investments. The Portfolio may also invest in derivative instruments, such as options and futures, stripped mortgage-backed securities, swaps, structured products and forward foreign currency exchange contracts, as well as commercial mortgage-backed securities ("CMBS"). The Portfolio may also invest up to 10% of its net assets in inverse floating obligations ("inverse floaters") and may also invest up to 15% of its net assets in real estate investment trusts ("REITs"). Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

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Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Mortgage-Backed Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs) and asset-backed securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide

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financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

CMOs. The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways, The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

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Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

Lower Rated Fixed-Income Securities ("Junk Bonds"). The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S.

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counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in options and futures transactions, CMBS, forward foreign currency exchange contracts, stripped mortgage-backed securities, inverse floaters, swaps, structured products and REITs. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –6.74%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.23% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –11.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Balanced Portfolio	3.86%	10.98%	6.63%
Russell 1000® Value Index[1]	–0.17%	14.63%	7.68%
Lehman Brothers U.S. Government/Credit Index[2]	7.23%	4.44%	6.01%

1  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.52%
Distribution and service (12b-1) fees	None
Other expenses	0.26%
Total annual Portfolio operating expenses	0.78%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Options and Futures. The Portfolio may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on instruments such as securities, securities indices, stock index futures, currencies and swaps. Futures and options may be used to facilitate trading to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

CMBS. The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Forward Foreign Currency Exchange Contracts. The Portfolio investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Stripped Mortgage-Backed Securities. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" class).

Inverse Floaters. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

Swaps. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an

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agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

Structured Products. The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio will use structured notes consistent with its investment objectives and policies.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

SDIS — The Balanced Portfolio
12

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Options and Futures. If the Portfolio invests in futures on stock indices, financial instruments and interest rate indices or options on instruments such as securities, securities indices, stock index futures currencies and swaps, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the prices of options and futures contracts and the movements in the prices of the securities being hedged, and the possible absense of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc., or Baa by Moody's Investors Service, Inc.). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio's securities are not denominated.

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13

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves additional risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Products. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only

SDIS — The Balanced Portfolio
14

from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Equity Income and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the Equity Income team jointly and primarily responsible for the day-to-day management of the Portfolio are

SDIS — The Balanced Portfolio
15

James A. Gilligan and Thomas B. Bastian, each a Managing Director of the Investment Adviser and James O. Roeder, Mark Laskin and Sergio Marcheli, each an Executive Director of the Investment Adviser.

Mr. Gilligan has been associated with the Investment Adviser in an investment management capacity since August 1985 and began managing the Portfolio in September 2002. Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since March 2003 and began managing the Portfolio in April 2003. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since May 1999 and began managing the Portfolio in September 2002. Mr. Laskin has been associated with the Investment Adviser in an investment management capacity since October 2000 and began managing the Portfolio in January 2007. Mr. Marcheli was associated with the Investment Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio in April 2003.

Mr. Gilligan and Mr. Bastian are co-lead managers of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Portfolio. Members of the team collaborate to manage the equity portion of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

Current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong and Steven K. Kreider, each a Managing Director of the Investment Adviser, and Stefania Perrucci, an Executive Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in April 2005. Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Portfolio in March 2007. Ms. Perrucci has been associated with the Investment Adviser in an investment management capacity since September 2000 and began managing the Portfolio in April 2005.

Each member of the Taxable Fixed-Income team is responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.52% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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16

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

SDIS — The Balanced Portfolio
17

in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in

SDIS — The Balanced Portfolio
18

the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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19

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$17.57	$16.88	$15.95	$14.71	$12.58
Net investment income*	0.42	0.41	0.34	0.31	0.27
Net realized and unrealized gain (loss)	0.28	1.60	0.95	1.28	2.19
Total from investment operations	0.70	2.01	1.29	1.59	2.46
Dividends to shareholders	(0.45)	(0.44)	(0.36)	(0.35)	(0.33)
Distributions to shareholders	(1.42)	(0.88)	—	—	—
Total dividends and distributions	(1.87)	(1.32)	(0.36)	(0.35)	(0.33)
Net asset value end of period	$16.40	$17.57	$16.88	$15.95	$14.71
Total Return†	3.86%	12.67%	8.21%	10.93%	19.84%
Ratios to Average Net Assets:**
Expenses	0.78%	0.74%	0.70%	0.69%	0.68%
Net investment income	2.44%	2.42%	2.07%	2.04%	2.01%
Supplemental Data:
Net assets end of period (000'S)	$42,488	$54,204	$64,663	$75,517	$84,151
Portfolio turnover rate	86%	45%	55%	62%	124%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Balanced Portfolio
20

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE CAPITAL GROWTH PORTFOLIO
(FORMERLY, THE GROWTH PORTFOLIO)

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	9

	PRICING PORTFOLIO SHARES	10

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	11

Financial Highlights		12

This Prospectus contains important information about the Capital Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Capital Growth Portfolio
1

The Capital Growth Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2007, the market capitalizations of companies included in the Russell 1000® Growth Index ranged between $624 million and $527.8 billion.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The Portfolio may invest in convertible securities, real estate investment trusts ("REITs") and derivative instruments, such as forward foreign currency exchange contracts and stock index futures. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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2

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder

SDIS — The Capital Growth Portfolio
3

communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, REITs, forward foreign currency exchange contracts and stock index futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –12.03%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998, ) and the lowest return for a calendar quarter was –18.49% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Capital Growth Portfolio	21.92%	14.87%	5.46%
Russell 1000® Growth Index[1]	11.81%	12.11%	3.83%

1  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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4

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.20%
Total annual Portfolio operating expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

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5

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible Securities. The Portfolio may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock.These securities may carry risks associated with both fixed-income securities and common stocks.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Stock Index Futures. The Portfolio may invest in stock index futures. Stock index futures may be used to simulate investment in a basket of securities represented by an index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and thus could involve a significant risk.

Stock Index Futures. If the Portfolio invests in stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.50% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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8

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

SDIS — The Capital Growth Portfolio
9

in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures

SDIS — The Capital Growth Portfolio
10

established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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11

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$18.20	$17.51	$15.21	$14.16	$11.17
Net investment income (loss)*	0.08	(0.01)	0.01	0.05	0.03
Net realized and unrealized gain	3.91	0.70	2.35	1.03	2.97
Total from investment operations	3.99	0.69	2.36	1.08	3.00
Dividends to shareholders	—	—	(0.06)	(0.03)	(0.01)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	—	—	(0.06)	(0.03)	(0.01)
Net asset value end of period	$22.19	$18.20	$17.51	$15.21	$14.16
Total Return†	21.92%	3.94%	15.55%	7.64%	26.90%
Ratios to Average Net Assets:**
Expenses	0.70%	0.71%	0.70%	0.93%	0.93%
Net investment income (loss)	0.38%	(0.04)%	0.05%	0.37%	0.21%
Supplemental Data:
Net assets end of period (000's)	$21,863	$23,975	$31,126	$34,038	$40,356
Portfolio turnover rate	55%	61%	83%	168%	128%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Capital Growth Portfolio
12

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE CAPITAL OPPORTUNITIES PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Opportunities Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	9

	PRICING PORTFOLIO SHARES	10

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	11

Financial Highlights		12

This Prospectus contains important information about the Capital Opportunities Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Opportunities Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Capital Opportunities Portfolio
1

The Capital Opportunities Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2007 was between $47 million and $527.8 billion. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts), which may include emerging market securities.

Other Investments. The Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities or real estate investment trusts ("REITs"). The Portfolio may also utilize derivative instruments, such as forward foreign currency exchange contracts and stock index futures. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Small- and Medium-Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risk than is customarily associated with investing in

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2

more established companies. Often, small- and medium-capitalization companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and may be less liquid than securities in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs, forward foreign currency exchange contracts and stock index futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –10.35%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –41.06% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Capital Opportunities Portfolio	19.32%	22.33%	3.71%
Russell 3000® Growth Index[1]	11.40%	12.42%	3.83%

1  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.27%
Total annual Portfolio operating expenses	0.94%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Stock Index Futures. The Portfolio may invest in stock index futures. Stock index futures may be used to simulate investment in a basket of securities represented by an index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal

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investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

Stock Index Futures. If the Portfolio invests in stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed within the Growth team. The team consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in October 2001. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in October 2001. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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9

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures

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established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year:

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$12.62	$11.71	$9.55	$7.79	$5.50
Net investment income (loss)*	0.04	(0.04)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain	2.41	0.95	2.19	1.79	2.33
Total from investment operations	2.45	0.91	2.16	1.76	2.29
Dividends to shareholders	—	—	—	—	—
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—
Net asset value end of period	$15.07	$12.62	$11.71	$9.55	$7.79
Total Return†	19.32%	7.86%	22.62%	22.59%	41.64%
Ratios to Average Net Assets:**
Expenses	0.94%	0.90%	0.89%	0.90%	0.87%
Net investment income (loss)	0.26%	(0.32)%	(0.33)%	(0.32)%	(0.57)%
Supplemental Data:
Net assets end of period (000's)	$17,108	$19,112	$24,087	$25,408	$25,473
Portfolio turnover rate	57%	59%	87%	118%	184%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Dividend Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	5

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	10

	PRICING PORTFOLIO SHARES	11

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Dividend Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Dividend Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

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The Dividend Growth Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks of companies which pay dividends and have the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and pay dividends. The Investment Adviser also considers other factors, such as a company's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects, the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the common stocks included within the 80% policy.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The Portfolio may also invest up to 20% of its assets in convertible securities, investment grade fixed-income securities (including zero coupon securities) and U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in real estate investment trusts ("REITs") and may utilize derivative instruments, such as options and stock index futures, and forward foreign currency exchange contracts. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser, in its discretion, may determine to use some permitted trading strategies while not using others.

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  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Foreign Securities. The Portfolio's investment in foreign securities involves risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, fixed-income securities, U.S. government securities, REITs,

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options, stock index futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –9.19%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.38% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –21.02% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Dividend Growth Portfolio	4.27%	11.12%	5.24%
S&P 500® Index[1]	5.49%	12.83%	5.91%

1  The Standard & Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.54%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual Portfolio operating expenses	0.67%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible Securities. The Portfolio may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or

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instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Options and Stock Index Futures. The Portfolio may invest in put and call options on its portfolio securities and indices, and stock index futures. The Portfolio may use options and stock index futures to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

***

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity, are typically subject to greater price fluctuations than comparable securities that pay interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S. Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Options and Stock Index Futures. If the Portfolio utilizes options and/or stock index futures, its participation in these markets may subject the Portfolio to certain risks. If the Investment

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Adviser's predictions of movements in the direction of the stock markets are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and stock index futures include, for example, the possible imperfect correlation between the prices of the options and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. OTC ("over-the-counter") covered call options are negotiated with dealers and there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed within the Expanded Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Ira N. Ross and James R. Solloway, each an Executive Director of the Investment Adviser, and Edward S. Ripple, a Vice President of the Investment Adviser.

Mr. Ross has been associated with the Investment Adviser in an investment management capacity since August 1980 and began managing the Portfolio in April 2007. Mr. Solloway has been associated with the Investment Adviser in an investment management capacity since June 1998 and began managing the Portfolio in April 2007. Mr. Ripple has been associated with the Investment Adviser since September 1996 and in an investment management capacity since December 1999. Mr. Ripple began managing the Portfolio in April 2007.

All members of the portfolio management team conduct research across all market segments and make recommendations about which individual securities to buy and sell for the Portfolio. Mr. Ross is the lead portfolio manager and Messrs. Solloway and Ripple are the co-managers. Messrs. Ross, Solloway and Ripple are collectively responsible for all buy and sell decisions.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.54% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price

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arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$18.09	$16.48	$15.81	$14.83	$11.83
Net investment income*	0.22	0.22	0.20	0.23	0.24
Net realized and unrealized gain	0.55	1.62	0.67	0.99	3.00
Total from investment operations	0.77	1.84	0.87	1.22	3.24
Dividends to shareholders	(0.22)	(0.23)	(0.20)	(0.24)	(0.24)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	(0.22)	(0.23)	(0.20)	(0.24)	(0.24)
Net asset value end of period	$18.64	$18.09	$16.48	$15.81	$14.83
Total Return†	4.27%	11.25%	5.57%	8.29%	27.73%
Ratios to Average Net Assets:**
Expenses	0.67%	0.67%	0.63%	0.65%	0.66%
Net investment income	1.18%	1.31%	1.26%	1.54%	1.85%
Supplemental Data:
Net assets end of period (000's)	$153,676	$201,169	$249,516	$307,093	$356,056
Portfolio turnover rate	48%	115%	38%	44%	42%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Equally-Weighted S&P 500 Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	6

	PORTFOLIO MANAGEMENT	7

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	8

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	8

	PRICING PORTFOLIO SHARES	9

	DISTRIBUTIONS	10

	TAX CONSEQUENCES	10

	PORTFOLIO HOLDINGS INFORMATION	10

	ADDITIONAL INFORMATION	10

Financial Highlights		11

This Prospectus contains important information about the Equally-Weighted S&P 500 Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Equally-Weighted S&P 500 Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Equally-Weighted S&P 500 Portfolio
1

The Equally-Weighted S&P 500 Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500® Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities on a quarterly basis to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may, or may not, pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The Portfolio may also purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

"Standard & Poor's®," "S&P®," "S&P Equal Weight Index," "S&P EWI," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the

SDIS — The Equally-Weighted S&P 500 Portfolio
2

company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Unlike many mutual funds, the Portfolio is not "actively managed." As such, the adverse performance of a particular stock ordinarily does not result in the elimination of the stock from the Portfolio. The Investment Adviser does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach, while the S&P 500 uses a market-capitalization approach. In addition, because the Investment Adviser maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain circumstances, the Portfolio's Investment Adviser will not consistently maintain an exact equal weighting of each S&P 500 stock.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities and futures. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

SDIS — The Equally-Weighted S&P 500 Portfolio
3

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –8.83%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.74% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –18.34% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Equally-Weighted S&P 500 Portfolio	1.47%	15.15%	8.93%
Standard & Poor's Equal Weight Index[1]	1.53%	15.94%	8.93%

1  The Standard & Poor's Equal Weight Index ("S&P EWI") is the equal-weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

SDIS — The Equally-Weighted S&P 500 Portfolio
4

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual Portfolio operating expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

SDIS — The Equally-Weighted S&P 500 Portfolio
5

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Foreign Securities. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder

SDIS — The Equally-Weighted S&P 500 Portfolio
6

communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Futures. If the Portfolio invests in futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock market may by inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Systematic Strategies team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hooman Yaghoobi, an Executive Director of the Investment Adviser, and Teimur Abasov, a Vice President of the Investment Adviser.

Mr. Yaghoobi has been associated with the Investment Adviser in an investment management capacity since July 1995 and began managing the Portfolio in October 2007. Mr. Abasov has been associated with the Investment Adviser in an investment management capacity since March 2005 and began managing the Portfolio in October 2007. Prior to March 2005, Mr. Abasov worked as a Professor of Operations Research and taught finance at the University of California, Irvine.

Members of the team collaborate to manage the assets of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.12% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

SDIS — The Equally-Weighted S&P 500 Portfolio
7

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time-zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Equally-Weighted S&P 500 Portfolio
8

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

SDIS — The Equally-Weighted S&P 500 Portfolio
9

development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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10

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$27.75	$25.71	$24.45	$21.13	$15.88
Net investment income*	0.41	0.37	0.32	0.23	0.19
Net realized and unrealized gain	0.20	3.45	1.54	3.27	5.59
Total from investment operations	0.61	3.82	1.86	3.50	5.78
Dividends to shareholders	(0.42)	(0.34)	(0.23)	(0.18)	(0.21)
Distributions to shareholders	(2.57)	(1.44)	(0.37)	—	(0.32)
Total dividends and distributions	(2.99)	(1.78)	(0.60)	(0.18)	(0.53)
Net asset value end of period	$25.37	$27.75	$25.71	$24.45	$21.13
Total Return†	1.47%	15.69%	7.81%	16.65%	37.14%
Ratios to Average Net Assets:**
Expenses	0.28%	0.27%	0.27%	0.50%	0.55%
Net investment income	1.48%	1.40%	1.30%	1.07%	1.11%
Supplemental Data:
Net assets end of period (000's)	$77,688	$103,824	$120,117	$142,320	$143,019
Portfolio turnover rate	17%	17%	17%	20%	24%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Equally-Weighted S&P 500 Portfolio
11

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

'   YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE FLEXIBLE INCOME PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Flexible Income Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVES	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	6

	PAST PERFORMANCE	12

	FEES AND EXPENSES OF THE PORTFOLIO	13

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	14

	ADDITIONAL RISK INFORMATION	15

	PORTFOLIO MANAGEMENT	16

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	17

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	17

	PRICING PORTFOLIO SHARES	18

	DISTRIBUTIONS	19

	TAX CONSEQUENCES	19

	PORTFOLIO HOLDINGS INFORMATION	19

	ADDITIONAL INFORMATION	19

Financial Highlights		20

This Prospectus contains important information about the Flexible Income Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Flexible Income Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

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The Flexible Income Portfolio

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price, as a secondary objective, the Fund seeks total return.

The Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate. However, the Portfolio may invest up to 65% of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets may be invested in certain asset classes and not others. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

(1) Global Securities.

■  Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities; fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa or above by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Adviser to be of comparable quality;

■  Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P or Moody's or, if unrated, are determined by the Investment Adviser to be of comparable quality; and

■  Commercial paper rated in the two highest short-term rating categories by either S&P or Moody's or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) Mortgage-Backed and U.S. Government Securities.

■  Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

■  Privately issued fixed-rate and adjustable rate mortgage-backed securities rated investment grade by Moody's or S&P or if unrated are determined by the Investment Adviser to be of comparable quality;

■  U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

■  U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).

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Mortgage-Backed Securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Commercial Mortgage-Backed Securities ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Portfolio invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's or BBB or better by S&P or, if unrated, are determined by the Investment Adviser to be of comparable quality).

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to morgage-backed securities described above. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum

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quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in high yield securities not including emerging market securities as set forth below may not exceed 65% of its net assets.

(4) Emerging Market Securities. The Portfolio may invest up to 65% of its net assets in debt securities of companies, foreign governments or supranational organizations or any of their instrumentalities located in emerging market or developing countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market or developing countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds, which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

* * *

Fixed-Income Securities. Fixed-Income Securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

Foreign Securities. The Portfolio may also invest generally in foreign securities. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in non-U.S. dollar-denominated securities to 65% of the Portfolio's assets.

Structured Products. The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio's investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Swaps. The Portfolio may engage in swap transactions. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

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Options and Futures. The Portfolio may invest in options and futures, including interest rate futures and options on underlying portfolio securities, currencies and swaps, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

Forward Foreign Currency Exchange Contracts. The Portfolio investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Public Bank Loans. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Segregation and Additional Information. The Portfolio complies with applicable regulatory requirements when utilizing derivative instruments (such as options, futures, swaps, forward foreign currency exchange contracts, structured products and stripped mortgage-backed securities), including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by Securities and Exchange Commission ("SEC") rules or SEC staff positions. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. A more complete discussion of derivative instruments and their risks is contained in the Fund's Statement of Additional Information ("SAI"). The SAI can be obtained by investors free of charge as described on the back cover of this Prospectus.

Other Investments. The Portfolio may also invest in common stock, warrants, convertible securities, stripped mortgage-backed securities and inverse floating obligations ("inverse floaters"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of

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its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Market Securities.The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. A portion of the Fund's investments in emerging markets securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their business or finance their families' basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-credit clients will be able to repay the microfinance loans.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio, and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

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The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

CMOs. The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial

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real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination.)

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

Swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves additional risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a

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9

credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Portfolio and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Structured Products. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Options and Futures. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's prediction of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

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Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio's securities are not denominated.

Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including those associated with investments in common stocks, warrants, convertible securities, stripped mortgage-backed securities and inverse floaters, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –4.94%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –3.65% (quarter ended June 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Flexible Income Portfolio	3.89%	6.55%	3.39%
Lehman Brothers Intermediate U.S. Government/ Credit Index[1]	7.39%	4.06%	5.76%

1  The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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12

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The SEC requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.32%
Distribution and service (12b-1) fees	None
Other expenses	0.29%
Total annual Portfolio operating expenses	0.61%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

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13

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Common Stock and Warrants. The Portfolio may invest up to 20% of its assets in common stocks or warrants. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.

Convertible Securities. The Portfolio may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks.

Stripped Mortgage-Backed Securities. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" class).

Inverse Floaters. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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14

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Common Stocks and Warrants. The Portfolio's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

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15

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, Roberto M. Sella, Henry Choi and Abigail L. McKenna, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in February 2005. Mr. Sella has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in February 2005. Mr. Choi has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio in December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006—October 2007) and prior to that he was a portfolio manager at Standard Pacific Capital (April 2003—April 2005). Ms. McKenna has been associated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Portfolio in April 2003.

Each member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.32% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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16

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

SDIS — The Flexible Income Portfolio
17

in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a

SDIS — The Flexible Income Portfolio
18

significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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19

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$7.30	$7.35	$7.68	$7.80	$7.23
Net investment income*	0.48	0.46	0.38	0.38	0.34
Net realized and unrealized gain (loss)	(0.21)	(0.04)	(0.17)	0.14	0.62
Total from investment operations	0.27	0.42	0.21	0.52	0.96
Dividends to shareholders	(0.44)	(0.47)	(0.54)	(0.64)	(0.39)
Distributions to shareholders	(0.01)††	—	—	—	—
Total dividends and distributions	(0.45)	(0.47)	(0.54)	(0.64)	(0.39)
Net asset value end of period	$7.12	$7.30	$7.35	$7.68	$7.80
Total Return†	3.89%	5.76%	2.88%	7.00%	13.54%
Ratios to Average Net Assets:**
Expenses	0.61%	0.56%	0.60%	0.69%	0.57%
Net investment income	6.62%	6.30%	5.11%	4.96%	4.49%
Supplemental Data:
Net assets end of period (000's)	$24,135	$29,166	$35,755	$43,658	$53,270
Portfolio turnover rate	51%	52%	83%	201%	258%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

††  Distribution from paid-in-capital

SDIS — The Flexible Income Portfolio
20

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE FOCUS GROWTH PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Focus Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	10

	PRICING PORTFOLIO SHARES	11

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Focus Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Focus Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

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1

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio normally invests at least 65% of its assets in a portfolio of common stocks (including depositary receipts). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. For the purpose of this Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

Up to 20% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Other Investments. The Portfolio also may invest up to 35% of its assets in convertible securities; preferred securities; fixed-income securities (including zero coupon bonds), such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. The Portfolio may also invest in real estate investment trusts ("REITs") and in derivative instruments, such as forward foreign currency exchange contracts. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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2

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

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3

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Non-Diversified Status. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, preferred securities, fixed-income securities, options and futures transactions, REITs and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –11.80%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –21.95% (quarter ended March 31, 2001).

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4

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Focus Growth Portfolio	22.78%	12.98%	7.09%
Russell 1000® Growth Index[1]	11.81%	12.11%	3.83%

1  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.55%
Distribution and service (12b-1) fees	None
Other expenses	0.17%
Total annual Portfolio operating expenses	0.72%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

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5

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible Securities. The Portfolio may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks.

Preferred Stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

Options and Futures. The Portfolio may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures, options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

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6

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make

SDIS — The Focus Growth Portfolio
7

no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Options and Futures. If the Portfolio invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a potential reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures, and options on stock indexes and stock index futures, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

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8

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio paid total compensation to the Investment Adviser amounting to 0.55% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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9

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

SDIS — The Focus Growth Portfolio
10

in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

SDIS — The Focus Growth Portfolio
11

development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$17.25	$17.19	$15.14	$14.03	$11.68
Net investment income (loss)*	0.08	(0.03)	0.01	0.08	0.04
Net realized and unrealized gain	3.85	0.09	2.15	1.08	(2.36)
Total from investment operations	3.93	0.06	2.16	1.16	2.40
Dividends to shareholders	—	0.00 #	(0.11)	(0.05)	(0.05)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	—	0.00 #	(0.11)	(0.05)	(0.05)
Net asset value end of period	$21.18	$17.25	$17.19	$15.14	$14.03
Total Return†	22.78%	0.37%	14.39%	8.29%	20.57%
Ratios to Average Net Assets**
Expenses	0.72%	0.69%	0.67%	0.67%	0.67%
Net investment income (loss)	0.44%	(0.15)%	0.06%	0.60%	0.33%
Supplemental Data:
Net assets end of period (000's)	$125,826	$137,081	$186,633	$212,736	$260,230
Portfolio turnover rate	48%	98%	73%	134%	261%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

#  Includes dividends of less than $0.001.

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13

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE GLOBAL EQUITY PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	9

	PRICING PORTFOLIO SHARES	10

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	11

Financial Highlights		12

This Prospectus contains important information about the Global Equity Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Global Equity Portfolio
1

The Global Equity Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies of any capitalization size located in various countries around the world. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. The Portfolio may invest in foreign securities issued by companies located in emerging market or developing countries. The Investment Adviser uses a bottom-up investment approach that emphasizes security selection and disposition on an individual company basis. The Investment Adviser seeks growth companies focusing on securities believed to offer strong business fundamentals at an attractive valuation, while taking into consideration a company's history of paying dividends.

Other Investments. The Portfolio may also invest in fixed-income securities (including convertible securities), and options and futures and forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Small- and Medium-Capitalization Companies. The Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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2

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in investment grade bonds and other investment grade fixed-income securities,

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convertible securities, options, futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –13.29%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –18.14% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Global Equity Portfolio	16.45%	17.95%	8.53%
MSCI World Index[1]	9.04%	16.96%	7.00%

1  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.77%
Distribution and service (12b-1) fees	None
Other expenses	0.22%
Total annual Portfolio operating expenses	0.99%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

Convertible Securities. The Portfolio also may invest in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

Options and Futures. The Portfolio may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures, and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

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6

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

Convertible Securities. The Portfolio may invest in convertible securities which subject the Portfolio to the risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Options and Futures. If the Portfolio invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a potential reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures, and options on stock indexes and stock index futures, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated,

SDIS — The Global Equity Portfolio
7

currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10020.

The Portfolio is managed within the Global Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Eddie Ramos, an Executive Director of the Investment Adviser, and Eve Glatt and Carlos Garcia-Tunon, each a Vice President of the Investment Adviser.

Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Portfolio in August 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst. Ms. Glatt has been associated with the Investment Adviser in an investment management capacity since November 2006 and began managing the Portfolio in December 2006. Prior to November 2006, Ms. Glatt was an assistant portfolio manager for GE Asset Management (2003 to 2006). Mr. Garcia-Tunon has been associated with the Investment Adviser or its affiliates as an analyst since April 2003 and in an investment management capacity since July 2006; he began managing the Portfolio in November 2007.

Members of the team collaborate to manage the assets of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.77% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Global Equity Portfolio
9

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

SDIS — The Global Equity Portfolio
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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at last once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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11

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$18.77	$16.80	$15.29	$14.17	$10.56
Net investment income (loss)*	0.11	0.11	0.13	0.09	0.04
Net realized and unrealized gain	2.81	3.31	1.49	1.06	3.62
Total income from investment operations	2.92	3.42	1.62	1.15	3.66
Dividends to shareholders	(0.13)	(0.14)	(0.11)	(0.03)	(0.05)
Distributions to shareholders	(2.82)	(1.31)	—	—	—
Total dividends and distributions	(2.95)	(1.45)	(0.11)	(0.03)	(0.05)
Net asset value end of period	$18.74	$18.77	$16.80	$15.29	$14.17
Total Return†	16.45%	21.59%	10.64%	8.17%	34.71%
Ratios to Average Net Assets:**
Expenses	0.99%	1.05%	1.12%	1.11%	1.08%
Net investment income (loss)	0.59%	0.60%	0.83%	0.64%	0.35%
Supplemental Data:
Net assets end of period (000's)	$53,757	$60,727	$64,377	$73,290	$83,607
Portfolio turnover rate	18%	42%	75%	48%	72%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE MID CAP GROWTH PORTFOLIO
(FORMERLY, THE DEVELOPING GROWTH PORTFOLIO)

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Mid Cap Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	5

	FEES AND EXPENSES OF THE PORTFOLIO	6

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	7

	ADDITIONAL RISK INFORMATION	8

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11

	PRICING PORTFOLIO SHARES	12

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Mid Cap Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Mid Cap Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Mid Cap Growth Portfolio
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The Mid Cap Growth Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other equity securities of medium-capitalization companies. Morgan Stanley Investment Advisors Inc., the "Investment Adviser," seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's other equity securities may include convertible securities and preferred stocks. In accordance with the Portfolio's investment strategy of investing in medium-capitalization companies, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell MidCap® Growth Index, which as of December 31, 2007, was between $624 million and $42.1 billion. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The remaining 20% of the Portfolio's assets may be invested in equity securities of issuers other than medium-capitalization companies and fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and corporate debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, judged to be of comparable quality by the Investment Adviser. In addition, the Portfolio may invest in real estate investment trusts ("REITs") and in derivative instruments, such as forward foreign currency exchange contracts and stock index futures. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

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In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Small- and Medium-Capitalization Companies. The Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Shares of IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, U.S. government securities, REITs, forward foreign currency exchange contracts and stock index futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –12.64%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –25.45% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Mid Cap Growth Portfolio	22.94%	22.81%	9.49%
Russell Midcap® Growth Index[1]	11.43%	17.90%	7.59%

1  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Total annual Portfolio operating expenses	0.67%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Stock Index Futures. The Portfolio may invest in stock index futures. Stock index futures may be used to simulate investment in a basket of securities represented by an index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for

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example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

U.S Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and

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certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

Stock Index Futures. If the Portfolio invests in stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in January 2002. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in January 2002. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

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The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded

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infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in

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the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$26.28	$23.76	$20.01	$16.36	$11.57
Net investment income (loss)*	0.16	0.12	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain	5.87	2.40	3.78	3.68	4.82
Total from investment operations	6.03	2.52	3.75	3.65	4.79
Dividends to shareholders	(0.12)	—	—	—	—
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	(0.12)	—	—	—	—
Net asset value end of period	$32.19	$26.28	$23.76	$20.01	$16.36
Total Return†	22.94%	10.69%	18.69%	22.31%	41.40%
Ratios to Average Net Assets:**
Expenses	0.67%	0.63%	0.63%	0.64%	0.62%
Net investment income (loss)	0.54%	0.47%	(0.15)%	(0.19)%	(0.20)%
Supplemental Data:
Net assets end of period (000's)	$38,069	$41,466	$49,116	$52,359	$53,996
Portfolio turnover rate	78%	65%	102%	135%	193%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Mid Cap Growth Portfolio
14

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE MONEY MARKET PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Money Market Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	3

	FEES AND EXPENSES OF THE PORTFOLIO	4

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	4

	PORTFOLIO MANAGEMENT	5

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	6

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	6

	PRICING PORTFOLIO SHARES	6

	DISTRIBUTIONS	7

	TAX CONSEQUENCES	7

	PORTFOLIO HOLDINGS INFORMATION	7

	ADDITIONAL INFORMATION	7

Financial Highlights		8

This Prospectus contains important information about the Money Market Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Money Market Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Money Market Portfolio
1

The Money Market Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks high current income, preservation of capital and liquidity.

  PRINCIPAL INVESTMENT STRATEGIES

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

■ commercial paper and corporate obligations —	rated in one of the two highest rating categories by at least two nationally recognized rating organizations or, if not rated, is of comparable quality;

■ bank obligations —	including certificates of deposit of U.S.-regulated banks having total assets of $1 billion or more, and investments secured by these obligations;

■ savings institution obligations —	including certificates of deposit of savings banks and savings and loan institutions having assets of $1 billion or more;

■ insured certificates of deposit —	of banks and savings institutions having assets of less than $1 billion;

■ repurchase agreements —	which may be viewed as a type of secured lending by the Portfolio;

■ U.S. government securities —	issued or guaranteed as to principal by the U.S. Government, its agencies or its instrumentalities; and

■ asset-backed securities —	represent an interest in a pool of assets.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Asset-Backed Securities Risk. The Portfolio may invest in asset-backed securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening

SDIS — The Money Market Portfolio
2

the maturity of the security and making the security more sensitive to interest rate changes. Asset-backed securities also are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call toll-free (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was 0.90%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.13% (quarter ended March 31, 2004).

AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class X shares.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Money Market Portfolio	4.93%	2.74%	3.47%

SDIS — The Money Market Portfolio
3

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual Portfolio operating expenses	0.58%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Investment Policies. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any Portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

SDIS — The Money Market Portfolio
4

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.45% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

SDIS — The Money Market Portfolio
5

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners for short-term investing. However, frequent trading by contract owners can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market-timing and we may bar an insurance company whose underlying contract owners trade excessively from making further purchases for an indefinite period.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

SDIS — The Money Market Portfolio
6

The Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Portfolio declares and reinvests income dividends, on each day the NYSE is open for business, to shareholders of record as of the close of business the preceding day. These distributions are distributed (or credited to your account) no later than the last business day of each month. Capital gains distributions, if any, are distributed at least once per calendar year. Net short-term gains may be distributed more frequently.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

SDIS — The Money Market Portfolio
7

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income*	0.05	0.04	0.03	0.01	0.01
Net realized and unrealized gain (loss)	—	—	—	—	—
Total from investment operations	0.05	0.04	0.03	0.01	0.01
Dividends to shareholders	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Net asset value end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return†	4.93%	4.59%	2.73%	0.86%	0.65%
Ratios to Average Net Assets:**
Expenses	0.58%	0.58%	0.57%	0.55%	0.54%
Net investment income	4.79%	4.56%	2.68%	0.84%	0.66%
Supplemental Data:
Net assets end of period (000's)	$38,036	$46,731	$52,030	$67,945	$91,730
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Money Market Portfolio
8

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE UTILITIES PORTFOLIO

Class X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Utilities Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	5

	FEES AND EXPENSES OF THE PORTFOLIO	6

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	7

	ADDITIONAL RISK INFORMATION	8

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11

	PRICING PORTFOLIO SHARES	12

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Utilities Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Utilities Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of the Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

SDIS — The Utilities Portfolio
1

The Utilities Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks both capital appreciation and current income.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in equity securities of companies that are engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas, gas and electric energy, water distribution, telecommunications, computers, the Internet and Internet related services, and other new or emerging technologies. These companies may include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry based on prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities to buy, hold or sell for the Portfolio, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The remaining 20% of the Portfolio's assets may be invested in fixed-income securities of companies engaged in the utilities industry, equity and fixed-income securities including convertible securities of companies not engaged in the utilities industry, U.S. Government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities, asset-backed securities and real estate investment trusts (commonly known as "REITs"). A portion of the Portfolio's fixed-income securities and convertible securities may be rated below investment grade (commonly known as "junk bonds"). The Portfolio may also utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

SDIS — The Utilities Portfolio
2

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies — regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, the values of stock and other equity securities fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

SDIS — The Utilities Portfolio
3

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, U.S. government securities, asset-backed securities, REITs, junk bonds and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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4

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –10.12%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –16.07% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years
The Utilities Portfolio	19.86%	20.28%	9.91%
S&P 500® Utilities Index[1]	19.38%	21.50%	7.76%
S&P 500® Index[2]	5.49%	12.83%	5.91%

1  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Standard & Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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5

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.57%
Distribution and service (12b-1) fees	None
Other expenses	0.18%
Total annual Portfolio operating expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

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6

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

Convertible Securities. The Portfolio also may invest in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility related assets that have been securitized in pass-through structures. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

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Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the prices of the Portfolio's fixed-income securities to fall substantially.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

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8

U.S Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Asset-Backed Securities. Asset-backed securities have risk characteristics. They generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, prepayments generally increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

High Yield Securities. The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Sector Funds team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management and the execution of the overall strategy of the Portfolio is Mary Jayne Maly, a Managing Director of the Investment Adviser.

Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2006.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

SDIS — The Utilities Portfolio
11

in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the

SDIS — The Utilities Portfolio
12

Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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13

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$25.29	$21.43	$18.82	$15.46	$13.16
Net investment income*	0.51	0.46	0.43	0.36	0.35
Net realized and unrealized gain	4.49	3.88	2.62	3.37	2.31
Total from investment operations	5.00	4.34	3.05	3.73	2.66
Divdends to shareholders	(0.52)	(0.48)	(0.44)	(0.37)	(0.36)
Distributions to shareholders	—	—	—	—	—
Total divdends and distributions	(0.52)	(0.48)	(0.44)	(0.37)	(0.36)
Net asset value end of period	$29.77	$25.29	$21.43	$18.82	$15.46
Total Return†	19.86%	20.50%	16.28%	24.44%	20.47%
Ratios to Average Net Assets:**
Expenses	0.75%	0.74%	0.72%	0.71%	0.71%
Net investment income	1.83%	2.02%	2.12%	2.19%	2.51%
Supplemental Data:
Net assets end of period (000's)	$48,582	$52,892	$59,823	$63,052	$63,728
Portfolio turnover rate	8%	21%	38%	29%	91%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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14

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI ) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE BALANCED PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Balanced Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	4

	PAST PERFORMANCE	9

	FEES AND EXPENSES OF THE PORTFOLIO	10

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	11

	ADDITIONAL RISK INFORMATION	13

	PORTFOLIO MANAGEMENT	15

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	17

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	17

	PRICING PORTFOLIO SHARES	18

	PLAN OF DISTRIBUTION	19

	DISTRIBUTIONS	19

	TAX CONSEQUENCES	19

	PORTFOLIO HOLDINGS INFORMATION	20

	ADDITIONAL INFORMATION	20

Financial Highlights		21

This Prospectus contains important information about the Balanced Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Balanced Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

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1

The Balanced Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth with reasonable current income.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 60% of its assets in common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser's assessment of business, economic and investment conditions. The Portfolio may also use derivatives as discussed below. These derivative instruments will be counted towards the 60% and 25% policies discussed above to the extent they have characteristics similar to the securities included within those policies. The Portfolio may invest up to 20% of its net assets in foreign securities.

The two groups of Portfolio investments include:

(1) Common Stocks/Convertible Securities. The Portfolio invests in common stocks and may also invest in securities convertible into common stocks—including "synthetic," "exchangeable" and "Rule 144A" convertibles. The Portfolio's common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Portfolio may invest up to 10% of its net assets in "synthetic" covertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. The Portfolio's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

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(2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

■  U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

■  Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

■  Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

■  Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less

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predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.

Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

The securitization techniques used to develope mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

Other Investments. The Portfolio may also invest in derivative instruments, such as options and futures, stripped mortgage-backed securities, swaps, structured products and forward foreign currency exchange contracts, as well as commercial mortgage-backed securities ("CMBS"). The Portfolio may also invest up to 10% of its net assets in inverse floating obligations ("inverse floaters") and may also invest up to 15% of its net assets in real estate investment trusts ("REITs"). Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from

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changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

Mortgage-Backed Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs) and asset-backed securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide

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financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

CMOs. The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways, The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

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Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

Lower Rated Fixed-Income Securities ("Junk Bonds"). The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Board of Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S.

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counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in options and futures transactions, CMBS, forward foreign currency exchange contracts, stripped mortgage-backed securities, inverse floaters, swaps, structured products and REITs. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –6.76%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.19% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –11.72% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Balanced Portfolio	3.60%	10.69%	6.85%
Russell 1000® Value Index[1]	–0.17%	14.63%	7.62%
Lehman Brothers U.S. Government/Credit Index[2]	7.23%	4.44%	6.46%

1  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.52%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.26%
Total annual Portfolio operating expenses	1.03%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Options and Futures. The Portfolio may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on instruments such as securities, securities indices, stock index futures, currencies and swaps. Futures and options may be used to facilitate trading to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

CMBS. The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Forward Foreign Currency Exchange Contracts. The Portfolio investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Stripped Mortgage-Backed Securities. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" class).

Inverse Floaters. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

Swaps. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an

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agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

Structured Products. The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolio will use structured notes consistent with its investment objectives and policies.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

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Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Options and Futures. If the Portfolio invests in futures on stock indices, financial instruments and interest rate indices or options on instruments such as securities, securities indices, stock index futures currencies and swaps, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the prices of options and futures contracts and the movements in the prices of the securities being hedged, and the possible absense of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

CMBS. CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc., or Baa by Moody's Investors Service, Inc.). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio's securities are not denominated.

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Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves additional risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Products. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only

SDIS — The Balanced Portfolio
14

from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Equity Income and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the Equity Income team jointly and primarily responsible for the day-to-day management of the Portfolio are

SDIS — The Balanced Portfolio
15

James A. Gilligan and Thomas B. Bastian, each a Managing Director of the Investment Adviser and James O. Roeder, Mark Laskin and Sergio Marcheli, each an Executive Director of the Investment Adviser.

Mr. Gilligan has been associated with the Investment Adviser in an investment management capacity since August 1985 and began managing the Portfolio in September 2002. Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since March 2003 and began managing the Portfolio in April 2003. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since May 1999 and began managing the Portfolio in September 2002. Mr. Laskin has been associated with the Investment Adviser in an investment management capacity since October 2000 and began managing the Portfolio in January 2007. Mr. Marcheli was associated with the Investment Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio in April 2003.

Mr. Gilligan and Mr. Bastian are co-lead managers of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Portfolio. Members of the team collaborate to manage the equity portion of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

Current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong and Steven K. Kreider, each a Managing Director of the Investment Adviser, and Stefania Perrucci, an Executive Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in April 2005. Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Portfolio in March 2007. Ms. Perrucci has been associated with the Investment Adviser in an investment management capacity since September 2000 and began managing the Portfolio in April 2005.

Each member of the Taxable Fixed-Income team is responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the teams may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.52% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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16

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage

SDIS — The Balanced Portfolio
17

in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in

SDIS — The Balanced Portfolio
18

the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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19

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$17.52	$16.84	$15.92	$14.68	$12.56
Net investment income*	0.38	0.37	0.30	0.27	0.23
Net realized and unrealized gain (loss)	0.29	1.59	0.95	1.28	2.19
Total from investment operations	0.67	1.96	1.24	1.55	2.42
Dividends to shareholders	(0.41)	(0.40)	(0.32)	(0.31)	(0.30)
Distributions to shareholders	(1.42)	(0.88)	—	—	—
Total dividends and distributions	(1.83)	(1.28)	(0.32)	(0.31)	(0.30)
Net asset value end of period	$16.36	$17.52	$16.84	$15.92	$14.68
Total Return†	3.60%	12.37%	7.89%	10.68%	19.51%
Ratios to Average Net Assets:**
Expenses	1.03%	0.99%	0.95%	0.94%	0.93%
Net investment income	2.19%	2.17%	1.82%	1.79%	1.76%
Supplemental Data:
Net assets end of period (000'S)	$27,535	$30,562	$27,970	$27,308	$22,898
Portfolio turnover rate	86%	45%	55%	62%	124%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Balanced Portfolio
21

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE CAPITAL GROWTH PORTFOLIO
(FORMERLY, THE GROWTH PORTFOLIO)

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	9

	PRICING PORTFOLIO SHARES	10

	PLAN OF DISTRIBUTION	11

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Capital Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Capital Growth Portfolio
1

The Capital Growth Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2007, the market capitalizations of companies included in the Russell 1000® Growth Index ranged between $624 million and $527.8 billion.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The Portfolio may invest in convertible securities, real estate investment trusts ("REITs") and derivative instruments, such as forward foreign currency exchange contracts and stock index futures. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

SDIS — The Capital Growth Portfolio
2

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder

SDIS — The Capital Growth Portfolio
3

communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, REITs, forward foreign currency exchange contracts and stock index futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –12.12%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.72% (quarter ended December 31, 2001, ) and the lowest return for a calendar quarter was –18.51% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Capital Growth Portfolio	21.58%	14.58%	–0.33%
Russell 1000® Growth Index[1]	11.81%	12.11%	–3.70%

1  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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4

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.50%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.20%
Total annual Portfolio operating expenses	0.95%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

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5

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible Securities. The Portfolio may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock.These securities may carry risks associated with both fixed-income securities and common stocks.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Stock Index Futures. The Portfolio may invest in stock index futures. Stock index futures may be used to simulate investment in a basket of securities represented by an index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and thus could involve a significant risk.

Stock Index Futures. If the Portfolio invests in stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.50% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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8

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Capital Growth Portfolio
9

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified

SDIS — The Capital Growth Portfolio
10

thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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11

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$17.97	$17.33	$15.08	$14.05	$11.10
Net investment income (loss)*	0.03	(0.05)	(0.03)	0.03	(0.01)
Net realized and unrealized gain	3.86	0.69	2.32	1.01	2.96
Total from investment operations	3.89	0.64	2.29	1.04	2.95
Dividends to shareholders	—	—	(0.04)	(0.01)	—
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	—	—	(0.04)	(0.01)	—
Net asset value end of period	$21.86	$17.97	$17.33	$15.08	$14.05
Total Return†	21.58%	3.75%	15.21%	7.38%	26.58%
Ratios to Average Net Assets:**
Expenses	0.95%	0.96%	0.95%	1.18%	1.18%
Net investment income (loss)	0.13%	(0.29)%	(0.20)%	0.12%	(0.04)%
Supplemental Data:
Net assets end of period (000's)	$27,644	$27,009	$21,746	$10,934	$6,850
Portfolio turnover rate	55%	61%	83%	168%	128%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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13

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE CAPITAL OPPORTUNITIES PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Opportunities Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	9

	PRICING PORTFOLIO SHARES	10

	PLAN OF DISTRIBUTION	11

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Capital Opportunities Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Capital Opportunities Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Capital Opportunities Portfolio
1

The Capital Opportunities Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2007 was between $47 million and $527.8 billion. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts), which may include emerging market securities.

Other Investments. The Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities or real estate investment trusts ("REITs"). The Portfolio may also utilize derivative instruments, such as forward foreign currency exchange contracts and stock index futures. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Small- and Medium-Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risk than is customarily associated with investing in

SDIS — The Capital Opportunities Portfolio
2

more established companies. Often, small- and medium-capitalization companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and may be less liquid than securities in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs, forward foreign currency exchange contracts and stock index futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

SDIS — The Capital Opportunities Portfolio
3

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –10.41%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 37.91% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was –41.08% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Capital Opportunities Portfolio	19.08%	22.05%	–6.47%
Russell 3000® Growth Index[1]	11.40%	12.42%	–3.36%

1  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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4

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.67%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.27%
Total annual Portfolio operating expenses	1.19%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

SDIS — The Capital Opportunities Portfolio
5

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Stock Index Futures. The Portfolio may invest in stock index futures. Stock index futures may be used to simulate investment in a basket of securities represented by an index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal

SDIS — The Capital Opportunities Portfolio
6

investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

Stock Index Futures. If the Portfolio invests in stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were

SDIS — The Capital Opportunities Portfolio
7

not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed within the Growth team. The team consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in October 2001. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in October 2001. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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8

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Capital Opportunities Portfolio
9

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures

SDIS — The Capital Opportunities Portfolio
10

established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year:

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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11

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$12.42	$11.55	$9.45	$7.72	$5.46
Net investment income (loss)*	0.00	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain	2.37	0.94	2.16	1.78	2.31
Total from investment operations	2.37	0.87	2.10	1.73	2.26
Dividends to shareholders	—	—	—	—	—
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—
Net asset value end of period	$14.79	$12.42	$11.55	$9.45	$7.72
Total Return†	19.08%	7.53%	22.22%	22.41%	41.39%
Ratios to Average Net Assets:**
Expenses	1.19%	1.15%	1.14%	1.15%	1.12%
Net investment income (loss)	0.01%	(0.57)%	(0.58)%	(0.57)%	(0.82)%
Supplemental Data:
Net assets end of period (000's)	$18,362	$16,127	$15,897	$13,980	$11,302
Portfolio turnover rate	57%	59%	87%	118%	184%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Capital Opportunities Portfolio
13

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Dividend Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	5

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	10

	PRICING PORTFOLIO SHARES	11

	PLAN OF DISTRIBUTION	12

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Dividend Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Dividend Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Dividend Growth Portfolio
1

The Dividend Growth Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks of companies which pay dividends and have the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and pay dividends. The Investment Adviser also considers other factors, such as a company's return on invested capital and levels of free cash flow. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have attractive future growth prospects, the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the common stocks included within that policy.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The Portfolio may also invest up to 20% of its assets in convertible securities, investment grade fixed-income securities (including zero coupon securities) and U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in real estate investment trusts ("REITs") and may utilize derivative instruments, such as options and stock index futures, and forward foreign currency exchange contracts. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser, in its discretion, may determine to use some permitted trading strategies while not using others.

SDIS — The Dividend Growth Portfolio
2

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Foreign Securities. The Portfolio's investment in foreign securities involves risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, fixed-income securities, U.S. government securities, REITs,

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options, stock index futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –9.21%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.24% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –21.03% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Dividend Growth Portfolio	3.95%	10.84%	5.22%
S&P 500® Index[1]	5.49%	12.83%	1.75%

1  The Standard & Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.13%
Total annual Portfolio operating expenses	0.92%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible Securities. The Portfolio may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or

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instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Options and Stock Index Futures. The Portfolio may invest in put and call options on its portfolio securities and indices, and stock index futures. The Portfolio may use options and stock index futures to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

***

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity, are typically subject to greater price fluctuations than comparable securities that pay interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S. Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Options and Stock Index Futures. If the Portfolio utilizes options and/or stock index futures, its participation in these markets may subject the Portfolio to certain risks. If the Investment

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7

Adviser's predictions of movements in the direction of the stock markets are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and stock index futures include, for example, the possible imperfect correlation between the prices of the options and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. OTC ("over-the-counter") covered call options are negotiated with dealers and there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed within the Expanded Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Ira N. Ross and James R. Solloway, each an Executive Director of the Investment Adviser, and Edward S. Ripple, a Vice President of the Investment Adviser.

Mr. Ross has been associated with the Investment Adviser in an investment management capacity since August 1980 and began managing the Portfolio in April 2007. Mr. Solloway has been associated with the Investment Adviser in an investment management capacity since June 1998 and began managing the Portfolio in April 2007. Mr. Ripple has been associated with the Investment Adviser since September 1996 and in an investment management capacity since December 1999. Mr. Ripple began managing the Portfolio in April 2007.

All members of the portfolio management team conduct research across all market segments and make recommendations about which individual securities to buy and sell for the Portfolio. Mr. Ross is the lead portfolio manager and Messrs. Solloway and Ripple are the co-managers. Messrs. Ross, Solloway and Ripple are collectively responsible for all buy and sell decisions.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

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The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.54% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in

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excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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12

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$18.07	$16.45	$15.79	$14.81	$11.81
Net investment income*	0.17	0.18	0.16	0.20	0.20
Net realized and unrealized gain	0.55	1.62	0.66	0.98	3.01
Total from investment operations	0.72	1.80	0.82	1.18	3.21
Dividends to shareholders	(0.18)	(0.18)	(0.16)	(0.20)	(0.21)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	(0.18)	(0.18)	(0.16)	(0.20)	(0.21)
Net asset value end of period	$18.61	$18.07	$16.45	$15.79	$14.81
Total Return†	3.95%	10.98%	5.32%	8.03%	27.48%
Ratios to Average Net Assets:**
Expenses	0.92%	0.92%	0.88%	0.90%	0.91%
Net investment income	0.93%	1.06%	1.01%	1.29%	1.60%
Supplemental Data:
Net assets end of period (000's)	$49,021	$54,255	$56,061	$59,314	$51,527
Portfolio turnover rate	48%	115%	38%	44%	42%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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14

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Equally-Weighted S&P 500 Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	6

	PORTFOLIO MANAGEMENT	7

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	8

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	8

	PRICING PORTFOLIO SHARES	9

	PLAN OF DISTRIBUTION	10

	DISTRIBUTIONS	10

	TAX CONSEQUENCES	10

	PORTFOLIO HOLDINGS INFORMATION	11

	ADDITIONAL INFORMATION	11

Financial Highlights		12

This Prospectus contains important information about the Equally-Weighted S&P 500 Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Equally-Weighted S&P 500 Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Equally-Weighted S&P 500 Portfolio
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The Equally-Weighted S&P 500 Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500® Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities on a quarterly basis to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may, or may not, pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The Portfolio may also purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

"Standard & Poor's®," "S&P®," "S&P Equal Weight Index," "S&P EWI," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the

SDIS — The Equally-Weighted S&P 500 Portfolio
2

company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Unlike many mutual funds, the Portfolio is not "actively managed." As such, the adverse performance of a particular stock ordinarily does not result in the elimination of the stock from the Portfolio. The Investment Adviser does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach, while the S&P 500 uses a market-capitalization approach. In addition, because the Investment Adviser maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain circumstances, the Portfolio's Investment Adviser will not consistently maintain an exact equal weighting of each S&P 500 stock.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities and futures. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –8.89%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.72% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –18.41% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Equally-Weighted S&P 500 Portfolio	1.23%	14.87%	8.35%
Standard & Poor's Equal Weight Index[1]	1.53%	15.94%	8.60%

1  The Standard & Poor's Equal Weight Index ("S&P EWI") is the equal-weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500® Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

SDIS — The Equally-Weighted S&P 500 Portfolio
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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.12%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.16%
Total annual Portfolio operating expenses	0.53%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

SDIS — The Equally-Weighted S&P 500 Portfolio
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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

  *  *  *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Foreign Securities. The Portfolio's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder

SDIS — The Equally-Weighted S&P 500 Portfolio
6

communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Futures. If the Portfolio invests in futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock market may by inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Systematic Strategies team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hooman Yaghoobi, an Executive Director of the Investment Adviser, and Teimur Abasov, a Vice President of the Investment Adviser.

Mr. Yaghoobi has been associated with the Investment Adviser in an investment management capacity since July 1995 and began managing the Portfolio in October 2007. Mr. Abasov has been associated with the Investment Adviser in an investment management capacity since March 2005 and began managing the Portfolio in October 2007. Prior to March 2005, Mr. Abasov worked as a Professor of Operations Research and taught finance at the University of California, Irvine.

Members of the team collaborate to manage the assets of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.12% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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7

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time-zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Equally-Weighted S&P 500 Portfolio
8

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in

SDIS — The Equally-Weighted S&P 500 Portfolio
9

the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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10

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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11

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$27.47	$25.48	$24.25	$20.99	$15.79
Net investment income*	0.34	0.30	0.26	0.18	0.15
Net realized and unrealized gain	0.19	3.42	1.53	3.23	5.56
Total from investment operations	0.53	3.72	1.79	3.41	5.71
Dividends to shareholders	(0.35)	(0.29)	(0.19)	(0.15)	(0.19)
Distributions to shareholders	(2.57)	(1.44)	(0.37)	—	(0.32)
Total dividends and distributions	(2.92)	(1.73)	(0.56)	(0.15)	(0.51)
Net asset value end of period	$25.08	$27.47	$25.48	$24.25	$20.99
Total Return†	1.23%	15.34%	7.57%	16.33%	36.87%
Ratios to Average Net Assets:**
Expenses	0.53%	0.52%	0.52%	0.75%	0.80%
Net investment income	1.23%	1.15%	1.05%	0.82%	0.86%
Supplemental Data:
Net assets end of period (000's)	$99,861	$112,897	$101,156	$80,900	$47,554
Portfolio turnover rate	17%	17%	17%	20%	24%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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12

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE FLEXIBLE INCOME PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Flexible Income Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVES	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	6

	PAST PERFORMANCE	12

	FEES AND EXPENSES OF THE PORTFOLIO	13

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	14

	ADDITIONAL RISK INFORMATION	15

	PORTFOLIO MANAGEMENT	16

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	17

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	17

	PRICING PORTFOLIO SHARES	18

	PLAN OF DISTRIBUTION	19

	DISTRIBUTIONS	19

	TAX CONSEQUENCES	19

	PORTFOLIO HOLDINGS INFORMATION	20

	ADDITIONAL INFORMATION	20

Financial Highlights		21

This Prospectus contains important information about the Flexible Income Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Flexible Income Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Flexible Income Portfolio
1

The Flexible Income Portfolio

  INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

  PRINCIPAL INVESTMENT STRATEGIES

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price, as a secondary objective, the Fund seeks total return.

The Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate. However, the Portfolio may invest up to 65% of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets may be invested in certain asset classes and not others. The Portfolio may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

(1) Global Securities.

■  Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities; fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Baa or above by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Adviser to be of comparable quality;

■  Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P or Moody's or, if unrated, are determined by the Investment Adviser to be of comparable quality; and

■  Commercial paper rated in the two highest short-term rating categories by either S&P or Moody's or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) Mortgage-Backed and U.S. Government Securities.

■  Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

■  Privately issued fixed-rate and adjustable rate mortgage-backed securities rated investment grade by Moody's or S&P or if unrated are determined by the Investment Adviser to be of comparable quality;

■  U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

■  U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).

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Mortgage-Backed Securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

Commercial Mortgage-Backed Securities ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Portfolio invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's or BBB or better by S&P or, if unrated, are determined by the Investment Adviser to be of comparable quality).

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to morgage-backed securities described above. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum

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quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in high yield securities not including emerging market securities as set forth below may not exceed 65% of its net assets.

(4) Emerging Market Securities. The Portfolio may invest up to 65% of its net assets in debt securities of companies, foreign governments or supranational organizations or any of their instrumentalities located in emerging market or developing countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market or developing countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds, which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

* * *

Fixed-Income Securities. Fixed-Income Securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

Foreign Securities. The Portfolio may also invest generally in foreign securities. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in non-U.S. dollar-denominated securities to 65% of the Portfolio's assets.

Structured Products. The Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio's investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Swaps. The Portfolio may engage in swap transactions. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest.

The Portfolio may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Portfolio.

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Options and Futures. The Portfolio may invest in options and futures, including interest rate futures and options on underlying portfolio securities, currencies and swaps, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

Forward Foreign Currency Exchange Contracts. The Portfolio investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Public Bank Loans. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Segregation and Additional Information. The Portfolio complies with applicable regulatory requirements when utilizing derivative instruments (such as options, futures, swaps, forward foreign currency exchange contracts, structured products and stripped mortgage-backed securities), including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by Securities and Exchange Commission ("SEC") rules or SEC staff positions. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. A more complete discussion of derivative instruments and their risks is contained in the Fund's Statement of Additional Information ("SAI"). The SAI can be obtained by investors free of charge as described on the back cover of this Prospectus.

Other Investments. The Portfolio may also invest in common stock, warrants, convertible securities, stripped mortgage-backed securities and inverse floating obligations ("inverse floaters"). For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Fixed-Income Securities. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash

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flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Market Securities.The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. A portion of the Portfolio's investments in emerging markets securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their business or finance their families' basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-credit clients will be able to repay the microfinance loans.

Mortgage-Backed Securities. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio, and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

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The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

CMOs. The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

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CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination.)

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

Swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Portfolio's investments in credit default swap contracts involves additional risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default

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occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

The use of swap options involves risks, including, among others, (i) changes in the market value of securities held by the Portfolio and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Structured Products. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Options and Futures. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's prediction of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the

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possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Portfolio's securities are not denominated.

Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including those associated with investments in common stocks, warrants, convertible securities, stripped mortgage-backed securities and inverse floaters, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –5.16%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.37% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –3.71% (quarter ended June 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Flexible Income Portfolio	3.64%	6.28%	4.03%
Lehman Brothers Intermediate U.S. Government/ Credit Index[1]	7.39%	4.06%	6.06%

1  The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The SEC requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.32%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.29%
Total annual Portfolio operating expenses	0.86%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Common Stock and Warrants. The Portfolio may invest up to 20% of its assets in common stocks or warrants. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.

Convertible Securities. The Portfolio may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks.

Stripped Mortgage-Backed Securities. The Portfolio may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" class).

Inverse Floaters. The Portfolio may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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14

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Common Stocks and Warrants. The Portfolio's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

Stripped Mortgage-Backed Securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

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15

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, Roberto M. Sella, Henry Choi and Abigail L. McKenna, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in February 2005. Mr. Sella has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in February 2005. Mr. Choi has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio in December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006—October 2007) and prior to that he was a portfolio manager at Standard Pacific Capital (April 2003—April 2005). Ms. McKenna has been associated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Portfolio in April 2003.

Each member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.32% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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16

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Flexible Income Portfolio
17

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as junks bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified

SDIS — The Flexible Income Portfolio
18

thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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19

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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20

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$7.27	$7.33	$7.65	$7.78	$7.22
Net investment income*	0.46	0.44	0.36	0.36	0.32
Net realized and unrealized gain (loss)	(0.20)	(0.05)	(0.16)	0.13	0.61
Total from investment operations	0.26	0.39	0.20	0.49	0.93
Dividends to shareholders	(0.42)	(0.45)	(0.52)	(0.62)	(0.37)
Distributions to shareholders	(0.01)††	—	—	—	—
Total dividends and distributions	(0.43)	(0.45)	(0.52)	(0.62)	(0.37)
Net asset value end of period	$7.10	$7.27	$7.33	$7.65	$7.78
Total Return†	3.64%	5.68%	2.62%	6.61%	13.15%
Ratios to Average Net Assets:**
Expenses	0.86%	0.81%	0.85%	0.94%	0.82%
Net investment income	6.37%	6.05%	4.86%	4.71%	4.24%
Supplemental Data:
Net assets end of period (000's)	$25,381	$25,765	$25,624	$26,927	$20,955
Portfolio turnover rate	51%	52%	83%	201%	258%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

††  Distribution from paid-in-capital

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21

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE FOCUS GROWTH PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Focus Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	10

	PRICING PORTFOLIO SHARES	11

	PLAN OF DISTRIBUTION	12

	DISTRIBUTIONS	12

	TAX CONSEQUENCES	12

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	13

Financial Highlights		14

This Prospectus contains important information about the Focus Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Focus Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

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1

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio normally invests at least 65% of its assets in a portfolio of common stocks (including depositary receipts). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. For the purpose of this Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

Up to 20% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Other Investments. The Portfolio also may invest up to 35% of its assets in convertible securities; preferred securities; fixed-income securities (including zero coupon bonds), such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. The Portfolio may also invest in real estate investment trusts ("REITs") and in derivative instruments, such as forward foreign currency exchange contracts. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

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2

Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

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3

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Non-Diversified Status. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, preferred securities, fixed-income securities, options and futures transactions, REITs and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –11.87%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.98% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –22.03% (quarter ended March 31, 2001).

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4

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Focus Growth Portfolio	22.49%	12.69%	–0.61%
Russell 1000® Growth Index[1]	11.81%	12.11%	–3.70%

1  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.55%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.17%
Total annual Portfolio operating expenses	0.97%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

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5

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Convertible Securities. The Portfolio may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks.

Preferred Stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

Options and Futures. The Portfolio may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures, options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

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6

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make

SDIS — The Focus Growth Portfolio
7

no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Options and Futures. If the Portfolio invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a potential reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures, and options on stock indexes and stock index futures, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

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8

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in June 2004. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in June 2004. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio paid total compensation to the Investment Adviser amounting to 0.55% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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9

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded

SDIS — The Focus Growth Portfolio
10

infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in

SDIS — The Focus Growth Portfolio
11

excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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12

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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13

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$17.12	$17.10	$15.05	$13.96	$11.63
Net investment income (loss)*	0.04	(0.07)	(0.03)	0.05	0.01
Net realized and unrealized gain	3.81	0.09	2.15	1.06	2.34
Total from investment operations	3.85	0.02	2.12	1.11	2.35
Dividends to shareholders	—	—	(0.07)	(0.02)	(0.02)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	—	—	(0.07)	(0.02)	(0.02)
Net asset value end of period	$20.97	$17.12	$17.10	$15.05	$13.96
Total Return†	22.49%	0.12%	14.16%	7.96%	20.25%
Ratios to Average Net Assets**
Expenses	0.97%	0.94%	0.92%	0.92%	0.92%
Net investment income (loss)	0.19%	(0.40)%	(0.19)%	0.35%	0.08%
Supplemental Data:
Net assets end of period (000's)	$38,526	$36,895	$42,906	$43,269	$46,126
Portfolio turnover rate	48%	98%	73%	134%	261%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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14

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE GLOBAL EQUITY PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	4

	FEES AND EXPENSES OF THE PORTFOLIO	5

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	6

	ADDITIONAL RISK INFORMATION	7

	PORTFOLIO MANAGEMENT	8

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	9

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	9

	PRICING PORTFOLIO SHARES	10

	PLAN OF DISTRIBUTION	11

	DISTRIBUTIONS	11

	TAX CONSEQUENCES	11

	PORTFOLIO HOLDINGS INFORMATION	12

	ADDITIONAL INFORMATION	12

Financial Highlights		13

This Prospectus contains important information about the Global Equity Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Global Equity Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

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1

The Global Equity Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

  PRINCIPAL INVESTMENT STRATEGIES

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies of any capitalization size located in various countries around the world. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. The Portfolio may invest in foreign securities issued by companies located in emerging market or developing countries. The Investment Adviser uses a bottom-up investment approach that emphasizes security selection and disposition on an individual company basis. The Investment Adviser seeks growth companies focusing on securities believed to offer strong business fundamentals at an attractive valuation, while taking into consideration a company's history of paying dividends.

Other Investments. The Portfolio may also invest in fixed-income securities (including convertible securities), and options and futures and forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Small- and Medium-Capitalization Companies. The Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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2

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in investment grade bonds and other investment grade fixed-income securities,

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convertible securities, options, futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –13.35%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.91% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –18.20% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Global Equity Portfolio	16.15%	17.65%	4.67%
MSCI World Index[1]	9.04%	16.96%	3.65%

1  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.77%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.22%
Total annual Portfolio operating expenses	1.24%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

Convertible Securities. The Portfolio also may invest in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

Options and Futures. The Portfolio may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures. Stock index futures, and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

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6

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

Convertible Securities. The Portfolio may invest in convertible securities which subject the Portfolio to the risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Options and Futures. If the Portfolio invests in stock index futures or options on stock indexes or stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a potential reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures, and options on stock indexes and stock index futures, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10020.

The Portfolio is managed within the Global Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Eddie Ramos, an Executive Director of the Investment Adviser, and Eve Glatt and Carlos Garcia-Tunon, each a Vice President of the Investment Adviser.

Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Portfolio in August 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst. Ms. Glatt has been associated with the Investment Adviser in an investment management capacity since November 2006 and began managing the Portfolio in December 2006. Prior to November 2006, Ms. Glatt was an assistant portfolio manager for GE Asset Management (2003 to 2006). Mr. Garcia-Tunon has been associated with the Investment Adviser or its affiliates as an analyst since April 2003 and in an investment management capacity since July 2006; he began managing the Portfolio in November 2007.

Members of the team collaborate to manage the assets of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.77% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

SDIS — The Global Equity Portfolio
9

securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in

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the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at last once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$18.63	$16.68	$15.19	$14.09	$10.50
Net investment income (loss)*	0.07	0.06	0.09	0.06	0.01
Net realized and unrealized gain	2.78	3.30	1.47	1.05	3.60
Total income from investment operations	2.85	3.36	1.56	1.11	3.61
Dividends to shareholders	(0.09)	(0.10)	(0.07)	(0.01)	(0.02)
Distributions to shareholders	(2.82)	(1.31)	—	—	—
Total dividends and distributions	(2.91)	(1.41)	(0.07)	(0.01)	(0.02)
Net asset value end of period	$18.57	$18.63	$16.68	$15.19	$14.09
Total Return†	16.15%	21.35%	10.32%	7.89%	34.33%
Ratios to Average Net Assets:**
Expenses	1.24%	1.30%	1.37%	1.36%	1.33%
Net investment income (loss)	0.34%	0.35%	0.58%	0.39%	0.10%
Supplemental Data:
Net assets end of period (000's)	$11,465	$10,750	$8,975	$8,399	$7,593
Portfolio turnover rate	18%	42%	75%	48%	72%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE MID CAP GROWTH PORTFOLIO
(FORMERLY, THE DEVELOPING GROWTH PORTFOLIO)

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Mid Cap Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	5

	FEES AND EXPENSES OF THE PORTFOLIO	6

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	7

	ADDITIONAL RISK INFORMATION	8

	PORTFOLIO MANAGEMENT	9

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11

	PRICING PORTFOLIO SHARES	12

	PLAN OF DISTRIBUTION	13

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	14

	ADDITIONAL INFORMATION	14

Financial Highlights		15

This Prospectus contains important information about the Mid Cap Growth Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Mid Cap Growth Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Mid Cap Growth Portfolio
1

The Mid Cap Growth Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

  PRINCIPAL INVESTMENT STRATEGIES

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other equity securities of medium-capitalization companies. Morgan Stanley Investment Advisors Inc., the "Investment Adviser," seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio may also use derivative instruments as discussed below. The derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's other equity securities may include convertible securities and preferred stocks. In accordance with the Portfolio's investment strategy of investing in medium-capitalization companies, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell MidCap® Growth Index, which as of December 31, 2007, was between $624 million and $42.1 billion. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The remaining 20% of the Portfolio's assets may be invested in equity securities of issuers other than medium-capitalization companies and fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and corporate debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, judged to be of comparable quality by the Investment Adviser. In addition, the Portfolio may invest in real estate investment trusts ("REITs") and in derivative instruments, such as forward foreign currency exchange contracts and stock index futures. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. For more information, see the "Additional Investment Strategy Information" section.

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In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Small- and Medium-Capitalization Companies. The Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Shares of IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, U.S. government securities, REITs, forward foreign currency exchange contracts and stock index futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –12.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.02% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was –25.48% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Mid Cap Growth Portfolio	22.65%	22.52%	3.43%
Russell Midcap® Growth Index[1]	11.43%	17.90%	0.51%

1  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.25%
Total annual Portfolio operating expenses	0.92%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

Stock Index Futures. The Portfolio may invest in stock index futures. Stock index futures may be used to simulate investment in a basket of securities represented by an index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for

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example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay current interest.) Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

U.S Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and

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certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

Stock Index Futures. If the Portfolio invests in stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Investment Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1998 and began managing the Portfolio in January 2002. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in January 2002. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in June 2004. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in July 2005. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since September 2002 and began managing the Portfolio in September 2007.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

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The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

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Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the

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securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid at least once per calendar year. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

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  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$25.86	$23.43	$19.79	$16.22	$11.49
Net investment income (loss)*	0.09	0.05	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain	5.76	2.38	3.72	3.64	4.80
Total from investment operations	5.85	2.43	3.64	3.57	4.73
Dividends to shareholders	(0.04)	—	—	—	—
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	(0.04)	—	—	—	—
Net asset value end of period	$31.67	$25.86	$23.43	$19.79	$16.22
Total Return†	22.65%	10.42%	18.40%	21.95%	41.17%
Ratios to Average Net Assets:**
Expenses	0.92%	0.88%	0.88%	0.89%	0.87%
Net investment income (loss)	0.29%	0.22%	(0.40)%	(0.44)%	(0.45)%
Supplemental Data:
Net assets end of period (000's)	$12,788	$10,192	$10,704	$8,943	$6,798
Portfolio turnover rate	78%	65%	102%	135%	193%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Mid Cap Growth Portfolio
15

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE MONEY MARKET PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Money Market Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	2

	PAST PERFORMANCE	3

	FEES AND EXPENSES OF THE PORTFOLIO	4

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	4

	PORTFOLIO MANAGEMENT	5

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	6

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	6

	PRICING PORTFOLIO SHARES	6

	PLAN OF DISTRIBUTION	7

	DISTRIBUTIONS	7

	TAX CONSEQUENCES	7

	PORTFOLIO HOLDINGS INFORMATION	7

	ADDITIONAL INFORMATION	7

Financial Highlights		8

This Prospectus contains important information about the Money Market Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Money Market Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Money Market Portfolio
1

The Money Market Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks high current income, preservation of capital and liquidity.

  PRINCIPAL INVESTMENT STRATEGIES

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

■ commercial paper and corporate obligations —	rated in one of the two highest rating categories by at least two nationally recognized rating organizations or, if not rated, is of comparable quality;

■ bank obligations —	including certificates of deposit of U.S.-regulated banks having total assets of $1 billion or more, and investments secured by these obligations;

■ savings institution obligations —	including certificates of deposit of savings banks and savings and loan institutions having assets of $1 billion or more;

■ insured certificates of deposit —	of banks and savings institutions having assets of less than $1 billion;

■ repurchase agreements —	which may be viewed as a type of secured lending by the Portfolio;

■ U.S. government securities —	issued or guaranteed as to principal by the U.S. Government, its agencies or its instrumentalities; and

■ asset-backed securities —	represent an interest in a pool of assets.

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Asset-Backed Securities Risk. The Portfolio may invest in asset-backed securities. Some asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening

SDIS — The Money Market Portfolio
2

the maturity of the security and making the security more sensitive to interest rate changes. Asset-backed securities also are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call toll-free (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was 0.84%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.07% (quarter ended December 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y shares.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Money Market Portfolio	4.67%	2.48%	2.65%

SDIS — The Money Market Portfolio
3

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.45%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.13%
Total annual Portfolio operating expenses	0.83%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Investment Policies. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any Portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

SDIS — The Money Market Portfolio
4

  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.45% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

SDIS — The Money Market Portfolio
5

Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners for short-term investing. However, frequent trading by contract owners can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used as a tool for market-timing and we may bar an insurance company whose underlying contract owners trade excessively from making further purchases for an indefinite period.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market value.

SDIS — The Money Market Portfolio
6

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Portfolio declares and reinvests income dividends, on each day the NYSE is open for business, to shareholders of record as of the close of business the preceding day. These distributions are distributed (or credited to your account) no later than the last business day of each month. Capital gains distributions, if any, are distributed at least once per calendar year. Net short-term gains may be distributed more frequently.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

SDIS — The Money Market Portfolio
7

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income*	0.05	0.04	0.02	0.01	0.00
Net realized and unrealized gain (loss)	—	—	—	—	—
Total from investment operations	0.05	0.04	0.02	0.01	0.00
Dividends to shareholders	(0.05)	(0.04)	(0.02)	(0.01)	(0.00)
Distributions to shareholders	—	—	—	—	—
Total dividends and distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.00)
Net asset value end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return†	4.67%	4.34%	2.48%	0.61%	0.40%
Ratios to Average Net Assets:**
Expenses	0.83%	0.83%	0.82%	0.80%	0.79%
Net investment income	4.54%	4.31%	2.43%	0.59%	0.41%
Supplemental Data:
Net assets end of period (000's)	$84,724	$74,239	$37,010	$33,468	$39,183
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

SDIS — The Money Market Portfolio
8

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS ■ MAY 1, 2008

Morgan Stanley

SELECT DIMENSIONS INVESTMENT SERIES

THE UTILITIES PORTFOLIO

Class Y

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Utilities Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your life insurance company.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Eligible Investors		1

The Portfolio	INVESTMENT OBJECTIVE	2

	PRINCIPAL INVESTMENT STRATEGIES	2

	PRINCIPAL RISKS	3

	PAST PERFORMANCE	5

	FEES AND EXPENSES OF THE PORTFOLIO	6

	ADDITIONAL INVESTMENT STRATEGY INFORMATION	7

	ADDITIONAL RISK INFORMATION	8

	PORTFOLIO MANAGEMENT	10

Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11

	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11

	PRICING PORTFOLIO SHARES	12

	PLAN OF DISTRIBUTION	13

	DISTRIBUTIONS	13

	TAX CONSEQUENCES	13

	PORTFOLIO HOLDINGS INFORMATION	13

	ADDITIONAL INFORMATION	14

Financial Highlights		15

This Prospectus contains important information about the Utilities Portfolio and the Morgan Stanley Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

Eligible Investors

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Utilities Portfolio are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

SDIS — The Utilities Portfolio

The Utilities Portfolio

  INVESTMENT OBJECTIVE

The Portfolio seeks both capital appreciation and current income.

  PRINCIPAL INVESTMENT STRATEGIES

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The Portfolio will normally invest at least 80% of its assets in equity securities of companies that are engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas, gas and electric energy, water distribution, telecommunications, computers, the Internet and Internet related services, and other new or emerging technologies. These companies may include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry based on prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities to buy, hold or sell for the Portfolio, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Other Investments. The remaining 20% of the Portfolio's assets may be invested in fixed-income securities of companies engaged in the utilities industry, equity and fixed-income securities including convertible securities of companies not engaged in the utilities industry, U.S. Government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities, asset-backed securities and real estate investment trusts (commonly known as "REITs"). A portion of the Portfolio's fixed-income securities and convertible securities may be rated below investment grade (commonly known as "junk bonds"). The Portfolio may also utilize forward foreign currency exchange contracts. For more information, see the "Additional Investment Strategy Information" section.

In pursuing the Portfolio's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

SDIS — The Utilities Portfolio
2

  PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies — regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, the values of stock and other equity securities fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

Foreign Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted and redemption proceeds are paid in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

SDIS — The Utilities Portfolio
3

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them to any voting rights with respect to the deposited securities.

Other Risks. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, U.S. government securities, asset-backed securities, REITs, junk bonds and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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  PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past seven calendar years.

ANNUAL TOTAL RETURNS — Calendar Years

The year-to-date total return as of March 31, 2008 was –10.18%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.12% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –16.14% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)

	Past 1 Year	Past 5 Years	Life of Portfolio (since 7/24/00)
The Utilities Portfolio	19.59%	19.99%	4.24%
S&P 500® Utilities Index[1]	19.38%	21.50%	7.09%*
S&P 500® Index[2]	5.49%	12.83%	1.75%

1  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Standard & Poor's 500® Index (S&P 500® Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  For the period July 31, 2000 through December 31, 2007.

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5

  FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2007. The Securities and Exchange Commission ("SEC") requires that the Portfolio disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Total annual Portfolio operating expenses in the table and example do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee	0.57%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.18%
Total annual Portfolio operating expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

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  ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities include debt securities such as bonds, notes and commercial paper. The issuer of a debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

Convertible Securities. The Portfolio also may invest in convertible securities, a portion of which may be rated below investment grade. Convertible securities are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

U.S. Government Securities. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility related assets that have been securitized in pass-through structures. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Forward Foreign Currency Exchange Contracts. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

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Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

  ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity, are typically subject to greater price fluctuations than comparable securities that pay interest.) The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the prices of the Portfolio's fixed-income securities to fall substantially.

Convertible Securities. The Portfolio's investments in convertible securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

U.S Government Securities. Because certain of the U.S. government securities in which the Portfolio may invest are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Asset-Backed Securities. Asset-backed securities have risk characteristics. They generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, prepayments generally increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

High Yield Securities. The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

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  PORTFOLIO MANAGEMENT

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser, together with its affiliated asset management companies, had approximately $570.2 billion in assets under management or supervision as of February 29, 2008.

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio's assets are managed within the Sector Funds team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management and the execution of the overall strategy of the Portfolio is Mary Jayne Maly, a Managing Director of the Investment Adviser.

Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in January 2006.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2007, the Portfolio accrued total compensation to the Investment Adviser amounting to 0.57% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

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Shareholder Information

  PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Fund determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay all or a portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

  FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the

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securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in "Pricing Portfolio Shares."

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

  PRICING PORTFOLIO SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for the Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the NYSE is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific

SDIS — The Utilities Portfolio
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development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

  PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least once per year.

  TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

  PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

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13

  ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

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14

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data:
Net asset value beginning of period	$25.27	$21.42	$18.81	$15.45	$13.15
Net investment income*	0.45	0.40	0.38	0.32	0.31
Net realized and unrealized gain	4.48	3.87	2.62	3.37	2.31
Total from investment operations	4.93	4.27	3.00	3.69	2.62
Divdends to shareholders	(0.45)	(0.42)	(0.39)	(0.33)	(0.32)
Distributions to shareholders	—	—	—	—	—
Total divdends and distributions	(0.45)	(0.42)	(0.39)	(0.33)	(0.32)
Net asset value end of period	$29.75	$25.27	$21.42	$18.81	$15.45
Total Return†	19.59%	20.17%	16.00%	24.15%	20.20%
Ratios to Average Net Assets:**
Expenses	1.00%	0.99%	0.97%	0.96%	0.96%
Net investment income	1.58%	1.77%	1.87%	1.94%	2.26%
Supplemental Data:
Net assets end of period (000's)	$18,763	$17,495	$16,267	$15,650	$13,440
Portfolio turnover rate	8%	21%	38%	29%	91%

*  The per share amounts were computed using an average number of shares outstanding during the period.

**  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

†  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

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15

Morgan Stanley
Select Dimensions Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's SAI also provides additional information about the Portfolio. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the SAI ) can be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley
Select Dimensions
Investment
Series

May 1, 2008

•  The Money Market Portfolio

•  The Flexible Income Portfolio

•  The Balanced Portfolio

•  The Utilities Portfolio

•  The Dividend Growth Portfolio

•  The Equally-Weighted S&P 500 Portfolio

•  The Capital Growth Portfolio

•  The Focus Growth Portfolio

•  The Capital Opportunities Portfolio

•  The Global Equity Portfolio

•  The Mid Cap Growth Portfolio

This Statement of Additional Information ("SAI") for Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's Class X Prospectus and the Fund's Class Y Prospectus (each dated May 1, 2008) for each portfolio listed above, provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Prospectuses may be obtained without charge from the Fund at its address or telephone number listed below, or from Morgan Stanley & Co. Incorporated at any of its branch offices.

The Fund's audited financial statements for the fiscal year ended December 31, 2007, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Select Dimensions Investment Series
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

TABLE OF CONTENTS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Eligible Purchasers	4

	C. Investment Strategies and Risks	4

	D. Fund Policies/Investment Restrictions	25

	E. Disclosure of Portfolio Holdings	27

III.	Management of the Fund	31

	A. Board of Trustees	31

	B. Management Information	31

	C. Compensation	39

IV.	Control Persons and Principal Holders of Securities	40

V.	Investment Advisory and Other Services	41

	A. Investment Adviser and Administrator	41

	B. Principal Underwriter	43

	C. Services Provided by the Investment Adviser and Administrator	43

	D. Rule 12b-1 Plan	45

	E. Other Service Providers	46

	F. Fund Management	46

	G. Codes of Ethics	50

	H. Proxy Voting Policy and Proxy Voting Record	50

	I. Revenue Sharing	51

VI.	Brokerage Allocation and Other Practices	51

	A. Brokerage Transactions	51

	B. Commissions	52

	C. Brokerage Selection	53

	D. Directed Brokerage	54

	E. Regular Broker-Dealers	54

VII.	Capital Stock and Other Securities	55

VIII.	Purchase, Redemption and Pricing of Shares	56

	A. Purchase/Redemption of Shares	56

	B. Offering Price	56

IX.	Taxation of the Portfolios and Shareholders	59

X.	Underwriters	62

XI.	Performance Data	62

XII.	Financial Statements	64

XIII.	Fund Counsel	64

	Appendix A — Proxy Voting Policy and Procedures	A-1

	Appendix B — Ratings of Corporate Debt Instruments Investments	B-1

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Contract" — Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

"Contract Owners" — Owners of a Contract.

"Custodian" — The Bank of New York Mellon Corporation for each Portfolio.

"Distributor" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of 11 Portfolios.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Investment Adviser" — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Investment Management" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Portfolio(s)" — The separate investment portfolio(s) of the Fund.

"Transfer Agent" — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 2, 1994 with the name Dean Witter Select Dimensions Investment Series. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the Balanced Portfolio was changed to the Balanced Growth Portfolio and the name of the Core Equity Portfolio was changed to the Growth Portfolio. Effective April 26, 1999, the name of the American Value Portfolio was changed to the American Opportunities Portfolio. Effective August 5, 1999, the name of the Mid-Cap Growth Portfolio was changed to the the Mid-Cap Equity Portfolio. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the Mid-Cap Equity Portfolio was changed to the Capital Opportunities Portfolio. Effective May 1, 2003, the name of the Diversified Income Portfolio was changed to the Flexible Income Portfolio. Effective November 1, 2004, the name of the Value-Added Market Portfolio was changed to the Equally-Weighted S&P 500 Portfolio. Effective July 3, 2006, the name of the American Opportunities Portfolio was changed to the Focus Growth Portfolio. Effective May 1, 2007, the name of the Balanced Growth Portfolio was changed to the Balanced Portfolio. Effective May 1, 2008, the name of the Developing Growth Portfolio was changed to the Mid Cap Growth Portfolio and the name of the Growth Portfolio was changed to the Capital Growth Portfolio.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end management investment company which currently offers shares of eleven separate portfolios (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio (except the Focus Growth Portfolio) is "diversified" as defined in the Investment Company Act. The Focus Growth Portfolio is "non-diversified" and, as such, the Portfolio's investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Focus Growth Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Focus Growth Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Focus Growth Portfolio's overall value to decline to a greater degree.

B. Eligible Purchasers

As discussed in each of the Class X and Class Y Prospectuses, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. Investment Strategies and Risks

The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y Prospectuses titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

Convertible Securities.  Each Portfolio, other than the Money Market Portfolio and the Equally-Weighted S&P 500 Portfolio, may acquire through purchase, securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the Money Market Portfolio, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's investment objective(s).

With respect to each Portfolio other than the Money Market Portfolio and the Flexible Income Portfolio, up to 5% of the Portfolio's net assets may be invested in convertible securities that are rated below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Foreign Investment. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Portfolios may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Brady Bonds. The Flexible Income Portfolio may invest in emerging market securities, including Brady Bonds. Brady Bonds are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Emerging Market Securities.  Each of the Focus Growth Portfolio, the Capital Opportunities Portfolio, the Mid Cap Growth Portfolio, the Flexible Income Portfolio, the Global Equity Portfolio and the Capital Growth Portfolio may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging or developing countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of

Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Forward Foreign Currency Exchange Contracts.  Each of the Balanced Portfolio, the Flexible Income Portfolio, the Global Equity Portfolio, the Capital Growth Portfolio, the Mid Cap Growth Portfolio, the Dividend Growth Portfolio, the Focus Growth Portfolio, the Capital Opportunities Portfolio and the Utilities Portfolio may each enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the Flexible Income Portfolio and the Global Equity Portfolio may each enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Portfolios may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Portfolio is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Investment Adviser also may from time to time utilize forward contracts to hedge a foreign security held in a portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Portfolio will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

When required by law, the Investment Adviser will cause the Custodian to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

With respect to the Portfolios that can engage in cross-currency hedging, cross-currency hedging transactions involve the sale of one currency against the positive exposure to a different currency. Cross-currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. For cross-currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which a Portfolio's securities are not denominated.

Options and Futures Transactions.  Each of the following Portfolios may engage in transactions in listed and over-the-counter ("OTC") options: the Flexible Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Focus Growth Portfolio, the Capital Opportunities Portfolio and the Global Equity Portfolio. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives a Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

Covered Call Writing. Each of the above-named Portfolios (except the Balanced Portfolio and the Dividend Growth Portfolio) is permitted to write covered call options on portfolio securities without limit and the Dividend Growth Portfolio and the Balanced Portfolios are each permitted to write covered call options on portfolio securities in an amount not exceeding 10% of the value of its net assets. Both the Flexible Income Portfolio and the Global Equity Portfolio may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated without limit. Each Portfolio will receive from the purchaser, in return for a call it has written, a "premium" (i.e., the price of the option). Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

The Portfolios may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

Options written by the Portfolio normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Covered Put Writing. Each of the Portfolios (except the Dividend Growth Portfolio) that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Portfolio may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the Balanced Portfolio, 30% of the Portfolio's total assets). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options.  The Focus Growth Portfolio may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. Each of the Utilities Portfolio, the Capital Opportunities Portfolio and the Global Equity Portfolio may purchase call and put options in an amount of up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. Each of the Balanced Portfolio and the Flexible Income Portfolio may purchase put and call options in an amount of up to 10% of its net assets. The Dividend Growth Portfolio may purchase put and call options in an amount of up to 25% of its net assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

Options on Foreign Currencies.  Each of the Flexible Income Portfolio, the Global Equity Portfolio and the Balanced Portfolio may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

Risks of Options Transactions. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that a liquid secondary market will exist, particularly in the case of OTC options.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Stock Index Options. Each of the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Focus Growth Portfolio, the Capital Opportunities Portfolio and the Global Equity Portfolio may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a put, or less than, in the case of a call, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Risks of Options on Indexes. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

Futures Contracts. Each of the Flexible Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Focus Growth Portfolio, the Capital Opportunities Portfolio and the Global Equity Portfolio may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the Flexible Income Portfolio and the Global Equity Portfolio, on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence. The Dividend Growth Portfolio, the Equally-Weighted

S&P 500 Portfolio, the Capital Growth Portfolio and the Mid Cap Growth Portfolio may purchase and sell stock index futures. Generally, the Equally-Weighted S&P 500 Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

Options on Futures Contracts. Each of the Flexible Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Focus Growth Portfolio, the Capital Opportunities Portfolio and the Global Equity Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures. The Commodity Futures Trading Commission eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund's Portfolios may engage in non-hedging transactions involving futures and options thereon except as set forth in the Portfolios' respective Class X and Class Y Prospectuses or this SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Combined Transactions. Certain Portfolios may enter into combined transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing put options in combination with each other ("put spreads"); multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Asset-Backed Securities.  Each of the Flexible Income Portfolio, the Balanced Portfolio, the Money Market Portfolio and the Utilities Portfolio may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. These Portfolios may invest in any of these instruments or variations.

Money Market Securities. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the Money Market Portfolio (other than with respect to repurchase agreements), the Balanced Portfolio and the Flexible Income Portfolio whose money market instruments are described in the Prospectus. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Portfolios may invest in repurchase agreements. These agreements, which may be viewed as a type of secured lending by the Portfolios, typically involve the acquisition by the Portfolios of debt securities from a selling financial institution (such as a bank or broker-dealer), coupled with an agreement that the institution will repurchase the underlying security, at a specified price and at a fixed time in the future (or on demand). The underlying securities, which serve as collateral for the agreement, will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. The Portfolios will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolios to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolios' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolios could suffer a loss. The Money Market Portfolio may invest in repurchase agreements backed by non-governmental collateral. Such collateral will be, at the time the repurchase agreement is entered into, rated investment grade. A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Portfolio, amounts to more than 10% of its net assets in the case of the Money Market Portfolio, and 15% of its net assets in the case of each of the other Portfolios. The Portfolios' investments in repurchase agreements may at times be substantial when, in the view of the Portfolios' Investment Adviser, liquidity or other conditions warrant.

Zero Coupon Securities. A portion of the fixed-income securities purchased by a Portfolio may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

Public Bank Loans. The Flexible Income Portfolio may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody's, BBB or higher by S&P) or below investment grade (below Baa by Moody's or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company's capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Flexible Income Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Flexible Income Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Flexible Income Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Flexible Income Portfolio, a reduction in the value of the loan, and a potential decrease in the Flexible Income Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Structured Products. Each of the Flexible Income Portfolio and the Balanced Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio's investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. A Portfolio will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Portfolio may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Portfolio's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Flexible Income Portfolio and the Balanced Portfolio may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate risk. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Flexible Income Portfolio and the Balanced Portfolio may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by each Portfolio, and that the swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The Flexible Income Portfolio and the Balanced Portfolio may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Portfolio may otherwise invest. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issue, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Flexible Income Portfolio and the Balanced Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability), it would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The Flexible Income Portfolio and the Balanced Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Reverse Repurchase Agreements and Dollar Rolls. Each of the Money Market Portfolio, the Flexible Income Portfolio and the Balanced Portfolio may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The Flexible Income Portfolio and the Balanced Portfolio may also use dollar rolls as part of their investment strategy.

Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to the Flexible Income Portfolio, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the Money Market Portfolio, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.

Real Estate Investment Trusts ("REITs") and foreign real estate companies. Certain Portfolios may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or a foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, a Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that a Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. No Portfolio will lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. A Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.  From time to time, each Portfolio, other than the Equally-Weighted S&P 500 Portfolio, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. Each Portfolio other than the Money Market Portfolio and the Equally-Weighted S&P 500 Portfolio may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Private Placements and Restricted Securities. Each of the Flexible Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Focus Growth Portfolio, the Capital Opportunities Portfolio, the Global Equity Portfolio and the Mid Cap Growth Portfolio may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these nine Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the Money Market Portfolio), 15% of the Portfolio's total assets and as to the Money Market Portfolio, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Warrants and Subscription Rights. Each Portfolio, other than the Money Market Portfolio and the Equally-Weighted S&P 500 Portfolio, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the Money Market Portfolio, the Flexible Income Portfolio, the Utilities Portfolio and the Equally-Weighted S&P 500 Portfolio may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Private Investments in Public Equity. Each Portfolio, other than the Money Market Portfolio and the Flexible Income Portfolio, may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships. Each Portfolio, other than the Money Market Portfolio and the Flexible Income Portfolio, may purchase limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Investment Company Securities.  Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. Each of the Global Equity Portfolio and the Utilities Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. Each of these Portfolios may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Portfolio of the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, a Portfolio, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange Traded Funds ("ETFs"). Each of the Global Equity Portfolio and the Utilities Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), each Portfolio would bear its ratable share of that entity's expenses. At the same time, each Portfolio would continue to pay its own investment management fees and other expenses. As a result, each Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Additional Information Concerning the Flexible Income and the Balanced Portfolios

Collateralized Mortgage Obligations ("CMOs"). The Portfolios may invest in CMOs — collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

Certain mortgage-backed securities in which the Portfolios may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

Stripped Mortgage-Backed Securities. In addition, the Flexible Income Portfolio and the Balanced Portfolio may invest up to 10% of their respective net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

Inverse Floaters. The Flexible Income Portfolio and the Balanced Portfolio may invest up to 10% of their respective net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Commercial Mortgaged-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. The Portfolios invest in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's or BBB or better by S&P. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Additional Information Concerning the Equally-Weighted S&P 500 Portfolio

Disclaimer. The Equally-Weighted S&P 500 Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Equally-Weighted S&P 500 Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equally-Weighted S&P 500 Portfolio, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Investment Strategy. The Investment Adviser may eliminate one or more securities from the Portfolio (or elect not to increase the Portfolio's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Adviser, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Adviser, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Adviser will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Portfolio, or recommence purchases, when and if those conditions cease to exist.

D. Fund Policies/Investment Restrictions

The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings and investments in illiquid securities.

Investment Objectives

The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

Restrictions Applicable to All Portfolios

Each Portfolio will not:

1. With the exception of the Focus Growth Portfolio, invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

2. With the exception of the Utilities Portfolio, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or, in the case of the Money Market Portfolio, to domestic bank obligations.

3. Borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in the case of default of such securities, a Portfolio may hold the real estate securing such security).

5. Issue senior securities, except a Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instrument or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

8. Engage in the underwriting of securities, except insofar as a Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

Restrictions Applicable to the Money Market Portfolio Only

As a fundamental policy, the Money Market Portfolio may not purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Money Market Portfolio's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

As a non-fundamental policy, the Money Market Portfolio will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the

Money Market Portfolio may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

Non-Fundamental Policies

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, each Portfolio will not:

1. Invest more than 15% (10% in the case of the Money Market Portfolio) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered illiquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund.

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the Global Equity Portfolio and the Utilities Portfolio, in accordance with the provisions of Section 12(d) of the Investment Company Act and any rules promulgated thereunder (e.g., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies. Notwithstanding the foregoing, to the extent permitted by applicable law, each Portfolio of the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates.

3. Make short sales of securities, except short sales against the box.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

E. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information: top 10 (or top 15) holdings quarterly with a minimum 15 business day lag (except for the Money Market Portfolio).

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Daily	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)

The Bank of New York Mellon Corporation(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 12 business days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

The Board of Trustees of the Fund oversees the management of the Portfolios, but does not itself manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. Management Information

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

Independent Trustees. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2007) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2007) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf, London, England E14 4AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer — Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer — Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 – April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (42) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2007 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2007)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2007, the Audit Committee held seven meetings.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2007, the Governance Committee held four meetings.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Insurance, Valuation and Compliance Committee currently consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the

Insurance Sub-Committee is Frank L. Bowman. The Insurance, Valuation and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively. During the Fund's fiscal year ended December 31, 2007, the Insurance, Valuation and Compliance Committee and Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee held four meetings and one meeting, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended December 31, 2007, the Investment Committee, the Equity, Fixed Income and Money Market and Alternatives Sub-Committees held four, four, four and five meetings, respectively.

There were eight meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2007.

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds.  The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Effective October 1, 2007, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2007 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2007.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman(2)	$1,433	$192,500
Michael Bozic	1,553	215,000
Kathleen A. Dennis	1,460	200,000
Manuel H. Johnson	1,773	245,000
Joseph J. Kearns(2)	1,888	263,125
Michael F. Klein	1,460	200,000
Michael E. Nugent	2,683	370,000
W. Allen Reed(2)	1,454	195,000
Fergus Reid	1,553	223,125
Name of Interested Trustee:
James F. Higgins(4)	974	140,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2007: Mr. Bowman, $1,433; Mr. Kearns, $944; Mr. Reed, $1,454.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Trustees under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)  Mr. Higgins was approved to receive an annual retainer fee of $180,000 at the February 20-21, 2007 Board Meeting.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2007 and by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Trustees from the Fund for the fiscal year ended December 31, 2007 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement benefits accrued as fund expenses By All Adopting Funds	Estimated annual benefits upon retirement(1) From All Adopting Funds
Michael Bozic	$17,614	$45,874
Manuel H. Johnson	18,586	67,179
Michael E. Nugent	29,524	60,077

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.

Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages as of March 31, 2008:

Class/Portfolio	Hartford Life	Hartford Life and Annuity	Total
Class X: The Money Market Portfolio	8.91%	91.09%	100.00%
Class Y: The Money Market Portfolio	5.19%	94.81%	100.00%
Class X: The Flexible Income Portfolio	9.93%	90.07%	100.00%
Class Y: The Flexible Income Portfolio	7.32%	92.68%	100.00%
Class X: The Balanced Portfolio	15.25%	84.75%	100.00%
Class Y: The Balanced Portfolio	7.17%	92.83%	100.00%
Class X: The Utilities Portfolio	9.31%	90.69%	100.00%
Class Y: The Utilities Portfolio	7.78%	92.22%	100.00%
Class X: The Dividend Growth Portfolio	11.05%	88.95%	100.00%
Class Y: The Dividend Growth Portfolio	5.21%	94.79%	100.00%
Class X: The Equally-Weighted S&P Portfolio	13.91%	86.09%	100.00%
Class Y: The Equally-Weighted S&P Portfolio	8.46%	91.54%	100.00%
Class X: The Capital Growth Portfolio	12.23%	87.77%	100.00%
Class Y: The Capital Growth Portfolio	3.00%	97.00%	100.00%
Class X: The Focus Growth Portfolio	8.89%	91.11%	100.00%

Class/Portfolio	Hartford Life	Hartford Life and Annuity	Total
Class Y: The Focus Growth Portfolio	8.15%	91.85%	100.00%
Class X: The Capital Opportunities Portfolio	12.79%	87.21%	100.00%
Class Y: The Capital Opportunities Portfolio	13.99%	86.01%	100.00%
Class X: The Global Equity Portfolio	12.62%	87.38%	100.00%
Class Y: The Global Equity Portfolio	7.88%	92.12%	100.00%
Class X: The Mid Cap Growth Portfolio	9.28%	90.72%	100.00%
Class Y: The Mid Cap Growth Portfolio	7.01%	92.99%	100.00%

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser and Administrator

The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day. The investment advisory fee is allocated among the Classes of each Portfolio pro rata based on the net assets attributable to each of the Classes of each Portfolio.

Name of Portfolio	Management Fees as a Percentage of Average Daily Net Assets
The Money Market Portfolio	0.45% of the portion of daily net assets not
exceeding $250 million; 0.375% of the portion of
daily net assets exceeding $250 million but not
exceeding $750 million; 0.325% of the portion of
the daily net assets exceeding $750 million but not
exceeding $1.25 billion; 0.30% of the portion of
daily net assets exceeding $1.25 billion but not
exceeding $1.5 billion; and 0.275% of the portion
of daily net assets exceeding $1.5 billion.

The Flexible Income Portfolio	0.32% of the daily net assets.

The Balanced Portfolio	0.52% of the portion of daily net assets not exceeding $500 million and 0.495% of the portion of daily net assets exceeding $500 million.

The Utilities Portfolio	0.57% of the portion of daily net assets not
exceeding $500 million; 0.47% of the portion of
daily net assets exceeding $500 million but not
exceeding $1 billion; 0.445% of the portion of daily
net assets exceeding $1 billion but not exceeding
$1.5 billion; 0.42% of the portion of daily net
assets exceeding $1.5 billion but not exceeding
$2.5 billion; 0.395% of the portion of daily net assets
exceeding $2.5 billion but not exceeding $3.5 billion;
0.37% of the portion of daily net
assets exceeding $3.5 billion but not exceeding
$5 billion; and 0.345% of the portion of daily net
assets exceeding $5 billion.

Name of Portfolio	Management Fees as a Percentage of Average Daily Net Assets
The Dividend Growth Portfolio	0.545% of the portion of daily net assets not
exceeding $250 million; 0.42% of the portion of
daily net assets exceeding $250 million but not
exceeding $1 billion; 0.395% of the portion of daily
net assets exceeding $1 billion but not exceeding
$2 billion; and 0.37% of the portion of daily net
assets exceeding $2 billion.

The Equally-Weighted S&P 500 Portfolio	0.12% of the daily net assets(1)

The Capital Growth Portfolio	0.50% of the portion of daily net assets not
exceeding $1 billion; 0.45% of the portion of daily
net assets exceeding $1 billion but not exceeding
$2 billion; 0.40% of the portion of daily net assets
exceeding $2 billion but not exceeding $3 billion; and
0.35% of the portion of daily net assets
exceeding $3 billion.

The Focus Growth Portfolio	0.545% of the portion of daily net assets not
exceeding $250 million; 0.42% of the portion of
the daily net assets exceeding $250 million but not
exceeding $2.5 billion; 0.395% of the daily net
assets exceeding $2.5 billion but not exceeding
$3.5 billion; 0.37% of the portion of daily net
assets exceeding $3.5 billion but not exceeding
$4.5 billion; and 0.345% of the portion of the daily
net assets exceeding $4.5 billion.

The Capital Opportunities Portfolio	0.67% of the portion of daily net assets not
exceeding $500 million; 0.645% of the portion of
daily net assets exceeding $500 million but not
exceeding $2 billion; 0.62% of the portion of daily
net assets exceeding $2 billion but not exceeding
$3 billion; and 0.595% of the portion of daily net
assets exceeding $3 billion.

The Global Equity Portfolio	0.92% of the daily net assets(2).

The Mid Cap Growth Portfolio	0.42% of the portion of daily net assets not exceeding $500 million; and 0.395% of the portion of daily net assets exceeding $500 million.

(1)  Effective June 1, 2005, the Board of Trustees approved an amendment to the existing advisory arrangement of the Portfolio to further reduce the fee payable by the Portfolio to 0.12% of the portion of the daily net assets not exceeding $2 billion; and 0.10% of the portion of daily net assets exceeding $2 billion.

(2)  Effective June 1, 2006, the Board of Trustees approved an amendment to the existing advisory arrangement of the Portfolio to reduce the fee payable by the Portfolio to 0.77% of the daily net assets.

Administrative services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets (0.05% with respect to the Money Market Portfolio).

For the fiscal years ended December 31, 2005, 2006 and 2007, the Fund accrued compensation under the Investment Advisory Agreement and Management Agreement as follows:

	Compensation Accrued for the Fiscal Year Ended December 31,
Name of Portfolio	2005	2006	2007
The Money Market Portfolio	$421,188	$483,515	$553,892
The Flexible Income Portfolio	210,290	183,043	168,069
The Balanced Portfolio	499,567	453,698	407,089
The Utilities Portfolio	448,740	407,233	399,171
The Dividend Growth Portfolio	1,692,414	1,463,146	1,259,580
The Equally-Weighted S&P 500 Portfolio	262,242	261,963	245,287
The Capital Growth Portfolio	232,462	256,617	252,073
The Focus Growth Portfolio	1,245,496	1,068,809	919,732
The Capital Opportunities Portfolio	246,920	254,698	235,695
The Global Equity Portfolio	691,474	602,282	536,945
The Mid Cap Growth Portfolio	242,044	237,223	217,217
Total	$6,192,837	$5,672,227	$5,194,750

For the fiscal years ended December 31, 2005, 2006 and 2007, the Fund accrued compensation under the Administration Agreement as follows:

	Compensation Accrued for the Fiscal Year Ended December 31, 2005	Compensation Accrued for the Fiscal Year Ended December 31, 2006	Compensation Accrued for the Fiscal Year Ended December 31, 2007
The Money Market Portfolio	$46,799	$53,724	$61,544
The Flexible Income Portfolio	52,573	45,761	42,017
The Balanced Portfolio	76,856	69,800	62,629
The Utilities Portfolio	62,981	57,156	56,024
The Dividend Growth Portfolio	262,841	219,171	184,968
The Equally-Weighted S&P 500 Portfolio	174,828	174,642	163,524
The Capital Growth Portfolio	37,194	41,059	40,332
The Focus Growth Portfolio	182,836	156,889	135,007
The Capital Opportunities Portfolio	29,783	30,412	28,142
The Global Equity Portfolio	60,128	57,686	55,787
The Mid Cap Growth Portfolio	46,104	45,185	41,375
Total	$1,032,923	$951,485	$871,349

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley. The Distributor bears all expenses it may incur in providing services under the Distribution Agreement.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. Services Provided by the Investment Adviser and Administrator

Each Portfolio has retained the Investment Adviser to invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Portfolio in a manner consistent with each Portfolio's respective investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; state franchise taxes; SEC fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley & Co. and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (e.g, lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs relating to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents, and servicing contract owners.

Under the Plan and as required by Rule 12b-1 the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred under the Plan on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

For the fiscal year ended December 31, 2007, Class Y shares of the following Portfolios accrued amounts payable under the Plan as follows:

Name of Portfolio:	Compensation accrued for the fiscal year ended December 31, 2007
The Money Market Portfolio	$202,878
The Flexible Income Portfolio	64,477
The Balanced Portfolio	73,428
The Utilities Portfolio	46,796
The Dividend Growth Portfolio	131,410
The Equally-Weighted S&P 500 Portfolio	277,026
The Capital Growth Portfolio	69,471
The Focus Growth Portfolio	93,984
The Capital Opportunities Portfolio	43,064
The Global Equity Portfolio	28,477
The Mid Cap Growth Portfolio	27,882

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Portfolios' experience under the Plan and whether such experience indicates that the Plan is operating as anticipated, and (2) the benefits each Portfolio had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable the Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and maintain an effective system for distribution, servicing of Contract Owners and maintenance of their accounts; and (3) what services had been provided and were continuing to be provided under the Plan to each Portfolio and its respective Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its respective Contract Owners.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley & Co., Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286, is the Custodian of each Portfolio's assets. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser, of Morgan Stanley Investment Management and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. Fund Management

Other Accounts Managed by the Portfolio Managers

With respect to the Flexible Income Portfolio

As of December 31, 2007:

W. David Armstrong managed 17 registered investment companies with a total of approximately $30.0 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $490.0 million in assets.

Steve K. Kreider managed 42 registered investment companies with a total of approximately
$36.8 billion in assets; no pooled investment vehicle other than registered investment companies; and 63 other accounts with a total of approximately $13.0 billion in assets.

Abigail L. McKenna managed eight registered investment companies with a total of approximately $2.5 billion in assets; nine pooled investment vehicles other than registered investment companies with a total of approximately $673.2 million in assets; and three other accounts with a total of approximately $1.6 billion in assets.

Roberto M. Sella managed 15 registered investment companies with a total of approximately $17.0 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $124.2 million in assets and 27 other accounts with a total of approximately $9.5 billion in assets. Of these other accounts, two accounts with a total of approximately $869.5 million in assets had performance based fees.

With respect to the Balanced Portfolio

As of December 31, 2007:

W. David Armstrong managed 17 registered investment companies with a total of approximately $30.0 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $490.0 million in assets.

Thomas B. Bastian managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and   three other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.

James A. Gilligan managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.

Steve K. Kreider managed 42 registered investment companies with a total of approximately $36.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 63 other accounts (which include accounts managed under certain "wrap fee program") with a total of approximately $13.0 billion in assets.

Sergio Marcheli managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and   three other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.

Stefania Perrucci managed five registered investment companies with a total of approximately $21.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

James O. Roeder managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $677.3 billion in assets.

Mark Laskin managed six registered investment company with a total of approximately $2.8 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $23.8 million in assets and no other accounts.

With respect to the Utilities Portfolio

As of December 31, 2007:

Edward F. Gaylor managed three registered investment companies with a total of approximately $1.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mary Jayne Maly managed eight registered investment companies with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

With respect to the Dividend Growth Portfolio

As of December 31, 2007:

Ira N. Ross managed three registered investment companies with a total of approximately $3.6 billion in assets; one pooled investment vehicles other than registered investment companies with a total of approximately $12.9 million in assets; and 686 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $3.9 billion in assets.

James R. Solloway managed three registered investment companies with a total of approximately $3.6 billion in assets; one pooled investment vehicles other than registered investment companies with a total of approximately $12.9 million in assets; and 686 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $3.9 billion in assets.

Edward S. Ripple managed three registered investment companies with a total of approximately $3.6 billion in assets; one pooled investment vehicles other than registered investment companies with a total of approximately $12.9 million in assets; and 686 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $3.9 billion in assets.

With respect to the Equally-Weighted S&P 500 Portfolio

As of December 31, 2007:

Teimur Abasov managed six registered investment companies with a total of approximately $4.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Hooman Yaghoobi managed 11 registered investment companies with a total of approximately $5.6 billion in assets; no pooled investment vehicles other than registered investment companies; and   one other account with a total of approximately $77.1 million in assets.

With respect to the Capital Growth Portfolio, Focus Growth Portfolio, Capital Opportunities Portfolio and Mid Cap Growth Portfolio

As of December 31, 2007:

Dennis P. Lynch managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

David S. Cohen managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

Sam G. Chainani managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

Alexander T. Norton managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

Jason C. Yeung managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

With respect to the Global Equity Portfolio

As of December 31, 2007:

Eve Glatt managed four registered investment companies with a total of approximately $518.3 million in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $4.7 million in assets.

Edward Ramos managed four registered investment companies with a total of approximately $518.3 million in assets; no pooled investment vehicles other than registered investment companies; and   two other accounts with a total of approximately $15.4 million in assets.

Carlos Garcia-Tunon managed four registered investment companies with a total of approximately $518.3 in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $4.7 million in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates: and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Investment Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of December 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

With respect to the Flexible Income Portfolio:

W. David Armstrong: None
Steve K. Kreider: None
Abigail L. McKenna: None
Roberto M. Sella: None
With respect to the Balanced Portfolio:
W. David Armstrong: None
Thomas B. Bastian: None
James A. Gilligan: None
Steve K. Kreider: None
Mark Laskin: None
Sergio Marcheli: None
Stefania Perrucci: None
James O. Roeder: None

With respect to the Utilities Portfolio:
Mary Jayne Maly: None
With respect to the Dividend Growth Portfolio:
Ira N. Ross: None(1)
James R. Solloway: None(1)
Edward S. Ripple: None(1)
With respect to the Equally-Weighted S&P 500 Portfolio:
Hooman Yaghoobi: None
Teimur Abasov: None
With respect to the Capital Growth Portfolio:
Dennis P. Lynch: None(1)
David S. Cohen: None(1)
Sam G. Chainani: None(1)
Alexander T. Norton: None(1)
Jason C. Yeung: None(1)
With respect to the Focus Growth Portfolio:
Dennis P. Lynch: None
David S. Cohen: None
Sam G. Chainani: None
Alexander T. Norton: None(1)
Jason C. Yeung: None
With respect to the Capital Opportunities Portfolio:
Dennis P. Lynch: None(1)
David S. Cohen: None(1)
Sam G. Chainani: None(1)
Alexander T. Norton: None(1)
Jason C. Yeung: None(1)
With respect to the Global Equity Portfolio:
Eve Glatt: None
Edward Ramos: None
Carlos Garcia-Tunon: None
With respect to the Mid Cap Growth Portfolio:
Dennis P. Lynch: None(1)
David S. Cohen: None(1)
Sam G. Chainani: None(1)
Alexander T. Norton: None(1)
Jason C. Yeung: None(1)

(1)  Although the portfolio manager does not have any assets directly invested in the Portfolio, he/she has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

G. Codes of Ethics

The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

H. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/msim. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

I. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates and recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Class X shares of the Portfolios. For example, the Investment Adviser or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio Class X shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Adviser or Distributor (e.g., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

Currently, these payments may include annual amounts up to 0.15% of the average daily net assets of Class X shares of each Portfolio.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Adviser's or Distributor's own funds, may provide Intermediaries with an incentive to favor sales of Class X shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Class X shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio Class X shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

For the fiscal years ended December 31, 2005, 2006 and 2007, the Portfolios paid brokerage commissions as follows:

Name of Portfolio:	Brokerage commissions paid for fiscal year ended 12/31/05	Brokerage commissions paid for fiscal year ended 12/31/06	Brokerage commissions paid for fiscal year ended 12/31/07
The Money Market Portfolio	$0	$0	$0
The Flexible Income Portfolio	4,819	5,533	8,970
The Balanced Portfolio	53,446	31,849	30,824
The Utilities Portfolio	103,164	50,337	13,649
The Dividend Growth Portfolio	316,076	584,446	179,085
The Equally-Weighted S&P 500 Portfolio	45,116	43,739	33,506
The Capital Growth Portfolio	68,765	51,505	44,035
The Focus Growth Portfolio	338,920	336,990	136,526
The Capital Opportunities Portfolio	61,439	36,571	30,743
The Global Equity Portfolio	189,842	81,413	40,178
The Mid Cap Growth Portfolio	117,189	76,150	62,969
Total	$1,298,776	$1,298,533	$580,485

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended December 31, 2005 and December 31, 2006, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

	Brokerage commissions paid to Morgan Stanley & Co. for fiscal year ended
Name of Portfolio:	12/31/05	12/31/06
The Money Market Portfolio	$0	$0
The Flexible Income Portfolio	0	0
The Balanced Portfolio	0	0
The Utilities Portfolio	41,122	23,009
The Dividend Growth Portfolio	42,726	91,831
The Equally-Weighted S&P 500 Portfolio	0	0
The Capital Growth Portfolio	40	0
The Focus Growth Portfolio	36,454	44,807
The Capital Opportunities Portfolio	823	384
The Global Equity Portfolio	28,262	10,280
The Mid Cap Growth Portfolio	1,637	754
Total	$151,064	$171,065

For the fiscal year ended December 31, 2007, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

Name of Portfolio:	Brokerage commissions paid to Morgan Stanley & Co. for fiscal year ended 12/31/07	Percentage of aggregate brokerage commissions for fiscal year ended 12/31/07	Percentage of aggregate dollar amount of executed trades on which brokerage commissions were paid for fiscal year ended 12/31/07
The Money Market Portfolio	$0	0%	0%
The Flexible Income Portfolio	0	0%	0%
The Balanced Portfolio	422	1.37%	0.49%
The Utilities Portfolio	2,529	18.53%	18.79%
The Dividend Growth Portfolio	29,864	16.68%	19.57%
The Equally-Weighted S&P 500 Portfolio	0	0%	0%
The Capital Growth Portfolio	1,790	4.06%	1.22%
The Focus Growth Portfolio	11,016	8.07%	3.74%
The Capital Opportunities Portfolio	2,570	8.36%	4.10%
The Global Equity Portfolio	2,620	6.52%	8.99%
The Mid Cap Growth Portfolio	1,498	2.38%	1.51%
Total	$52,309	65.97%	58.41%

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement each Portfolio's policies, the Investment Adviser effects transactions with those broker-dealers that Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. In certain instances, the Investment Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser. The information and services received by the Investment Adviser from broker-dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly or at all. To the extent that the Investment Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Directed Brokerage

During the fiscal year ended December 31, 2007, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Name of Portfolio:	Brokerage commissions directed in connection with research services provided for fiscal year ended 12/31/07	Aggregate dollar amount of transactions for which such commissions were paid for fiscal year ended 12/31/07
The Money Market Portfolio	$0	$0
The Flexible Income Portfolio	0	0
The Balanced Portfolio	971	951,406
The Utilities Portfolio	0	0
The Dividend Growth Portfolio	12,386	9,020,932
The Equally-Weighted S&P 500 Portfolio	0	0
The Capital Growth Portfolio	988	966,402
The Focus Growth Portfolio	1,369	1,709,050
The Capital Opportunities Portfolio	918	693,541
The Global Equity Portfolio	268	172,109
The Mid Cap Growth Portfolio	1,907	1,509,023
Total	$18,807	$15,022,463

E. Regular Broker-Dealers

During the fiscal year ended December 31, 2007, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or ten dealers that executed transactions for or with the Fund or a Portfolio in the largest dollar amounts during the year:

Name of Portfolio:	Issuer
The Money Market Portfolio	Bank of America Corp. Credit Suisse Morgan (J.P.) Securities

The Flexible Income Portfolio	Bank of America Securities LLC
Citigroup Global Markets Inc.
Credit Suisse Securities USA
Goldman Sachs & Co. Inc.
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan (J.P.) Securities

The Balanced Portfolio	Bank of America LLC Citigroup Global Markets Inc. Goldman Sachs & Co. Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner & Smith Inc.

The Utilities Portfolio	None

The Dividend Growth Portfolio	Citigroup Global Markets Inc. Goldman Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith Inc. Morgan (J.P.) Securities Inc. Lehman Brothers Inc.

The Equally-Weighted S&P 500 Portfolio	Bank of America Securities LLC. Lehman Brothers, Inc. Merrill Lynch, Pierce, Fenner & Smith Inc. Morgan Stanley & Co. Inc.

The Capital Growth Portfolio	None

The Focus Growth Portfolio	None

The Capital Opportunities Portfolio	None

The Global Equity Portfolio	None

The Mid Cap Growth Portfolio	None

At December 31, 2007, the Portfolios held securities issued by such brokers or dealers with the following market values:

Name of Portfolio:	Issuer	Market Value at 12/31/07
The Money Market Portfolio	Bank of America Corp.	$988,613
Credit Suisse	600,024 Morgan (J.P.) Securities	2,159,964
The Flexible Income Portfolio	Bank of America Securities LLC	$725,135
	Citigroup Global Markets Inc.	633,262
	Credit Suisse Securities USA	101,792
	Goldman Sachs & Co. Inc.	68,801
	Lehman Brothers Inc.	88,265
	Merrill Lynch, Pierce, Fenner & Smith Inc.	88,598
	Morgan (J.P.) Securities	732,743
The Balanced Portfolio	Bank of America LLC	$593,170
	Citigroup Global Markets Inc.	867,437
	Goldman Sachs & Co.	98,287
	Lehman Brothers, Inc.	256,516
	Merrill Lynch, Pierce, Fenner & Smith Inc.	305,600
The Dividend Growth Portfolio	Citigroup Global Markets Inc.	$3,689,627
	Goldman Sachs & Co.	2,179,102
	Merrill Lynch, Pierce, Fenner & Smith Inc.	1,739,286
	Morgan (J.P.) Securities Inc.	4,895,740
	Lehman Brothers, Inc.	1,747,248
The Equally-Weighted S&P 500 Portfolio	Lehman Brothers, Inc.	$366,529
	Merrill Lynch, Pierce, Fenner & Smith Inc.	329,005
	Morgan Stanley & Co. Inc.	345,374

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into eleven Portfolios. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Portfolio.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by each Portfolio are required. Approval of an Investment Advisory Agreement and a change in fundamental policy would be regarded as matters requiring separate voting by each Portfolio.

With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y Prospectuses.

B. Offering Price

The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

The Money Market Portfolio, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the investment. During such periods, the yield to investors in the Money Market Portfolio may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The use of the amortized cost method to value the portfolio securities of the Money Market Portfolio and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Money Market Portfolio) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Money Market Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the Money Market Portfolio.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Portfolio's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (a) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less;

and (b) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The Money Market Portfolio will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

As permitted by the Rule, the Board has delegated to the Fund's Investment Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

Also, as required by the Rule, the Money Market Portfolio will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

If the Trustees determine that it is no longer in the best interests of the Money Market Portfolio and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

In the calculation of the Portfolio's net asset value (other than for the Money Market Portfolio): (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

Certain of the Portfolios' securities (other than securities of the Money Market Portfolio) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S.government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

The following is only a summary of certain federal income and excise tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Federal Income Tax Treatment of Dividends and Distributions

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Internal Revenue Code currently in effect, net income and net realized capital gains of Portfolios of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Portfolio intends to continue to comply with such requirements.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

Qualification as a Regulated Investment Company

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% gross income requirement described above. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Internal Revenue Code, will be treated as qualifying income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% of gross income requirement described above, the Internal Revenue Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Portfolio's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, a Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment company taxable income (that generally includes dividends, taxable interest, currency gains, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders (the "Distribution Requirement"). If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net realized capital gains that it distributes to shareholders.

Although each Portfolio intends to distribute all or substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, a Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

Some of the Portfolios may make investments that cause the Portfolios to recognize income or gain prior to receiving cash with respect to such investments. For example, in the event that the Portfolios invest in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"), they will be deemed to have received interest income even though no cash payments have been received. Accordingly, such investments may not produce sufficient current cash receipts to match the amount of net investment income a Portfolio must distribute to satisfy the Distribution Requirement. In some cases, a Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders.

Positions held by a Portfolio in certain regulated futures contracts and foreign currency contracts ("Section 1256 Contracts") will generally be marked-to-market (i.e., treated as though sold for fair market value) on the last business day of the Portfolio's taxable year and all gain or loss associated with such transactions (except certain currency gains covered by Section 988 of the Internal Revenue Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of the Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gain into short-term capital gain or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 Contracts may require a Portfolio to accrue taxable income without a corresponding receipt of cash. In order to generate enough cash to satisfy the Distribution Requirement, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character or timing of income earned and, in turn, affect the application of the Distribution Requirement to a particular Portfolio.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

Federal Excise Tax

No Portfolio will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies and certain trusts under qualified pension and retirement plans.

Certain Tax Information Reporting Considerations

Because of the nature of the rules governing how REITs report their income and the timing of REITs issuing year-end tax information, a Portfolio that invests in REITs may need to estimate the character of distributions paid to its shareholders from REIT distributions. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as ordinary income are recharacterized as return of capital and/or capital gain. As a result, the composition of a Portfolio's distributions as reported initially may differ from the final composition determined after calendar year-end and reported to a Portfolio's shareholders on their year-end tax information statements.

Foreign Income Taxes

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Portfolio's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Portfolio's assets to be invested within various countries is not known.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Portfolio.

X. UNDERWRITERS

The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

The current yield of the Money Market Portfolio for the seven days ending December 31, 2007 was 4.81% for Class X shares and 4.56% for Class Y shares. The seven day effective yield on December 31, 2007 was 4.92% for Class X shares and 4.67% for Class Y shares, assuming daily compounding.

For the Flexible Income Portfolio the 30-day period ended December 31, 2007, was 6.51% for Class X shares 6.22% for Class Y shares.

The average annual total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2007 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2007, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:

Class X Shares Name of Portfolio	Total Return for Fiscal Year Ended December 31, 2007	Average Annual Total Return for Five Years Ended December 31, 2007	Average Annual Total Return for Ten Years Ended December 31, 2007	Average Annual Total Return for Period from Commencement of Operations through December 31, 2007
The Money Market Portfolio	4.93%	2.74%	3.47%	3.95%
The Flexible Income Portfolio	3.89%	6.55%	3.39%	4.50%
The Balanced Portfolio	3.86%	10.98%	6.63%	9.10%
The Utilities Portfolio	19.86%	20.28%	9.91%	12.22%
The Dividend Growth Portfolio	4.27%	11.12%	5.24%	10.39%
The Equally-Weighted S&P 500 Portfolio	1.47%	15.15%	8.93%	11.95%
The Capital Growth Portfolio	21.92%	14.87%	5.46%	8.58%
The Focus Growth Portfolio	22.78%	12.98%	7.09%	11.41%
The Capital Opportunities Portfolio	19.32%	22.33%	3.71%	4.79%
The Global Equity Portfolio	16.45%	17.95%	8.53%	9.03%
The Mid Cap Growth Portfolio	22.94%	22.81%	9.49%	12.83%

Class Y Shares Name of Portfolio	Total Return for Fiscal Year Ended December 31, 2007	Average Annual Total Return for Five Years Ended December 31, 2007	Average Annual Total Return for Period from First Offering of Class Y Shares through December 31, 2007
The Money Market Portfolio	4.67%	2.48%	2.65%
The Flexible Income Portfolio	3.64%	6.28%	4.03%
The Balanced Portfolio	3.60%	10.69%	6.85%
The Utilities Portfolio	19.59%	19.99%	4.24%
The Dividend Growth Portfolio	3.95%	10.84%	5.22%
The Equally-Weighted S&P 500 Portfolio	1.23%	14.87%	8.35%
The Capital Growth Portfolio	21.58%	14.58%	–0.33%
The Focus Growth Portfolio	22.49%	12.69%	–0.61%
The Capital Opportunities Portfolio	19.08%	22.05%	–6.47%
The Global Equity Portfolio	16.15%	17.65%	4.67%
The Mid Cap Growth Portfolio	22.65%	22.52%	3.43%

The total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2007 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2007, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:

Class X Shares Name of Portfolio	Total Return for Fiscal Year Ended December 31, 2007	Total Return for Five Years Ended December 31, 2007	Total Return for Ten Years Ended December 31, 2007	Total Return for Period from Commencement of Operations through December 31, 2007
The Money Market Portfolio	4.93%	14.46%	40.72%	66.30%
The Flexible Income Portfolio	3.89%	37.33%	39.53%	78.44%
The Balanced Portfolio	3.86%	68.33%	89.97%	214.23%
The Utilities Portfolio	19.86%	151.77%	157.34%	354.96%
The Dividend Growth Portfolio	4.27%	69.38%	66.70%	266.57%
The Equally-Weighted S&P 500 Portfolio	1.47%	102.46%	135.32%	341.06%
The Capital Growth Portfolio	21.92%	100.03%	70.20%	195.16%
The Focus Growth Portfolio	22.78%	84.07%	98.34%	313.51%
The Capital Opportunities Portfolio	19.32%	174.00%	43.98%	66.80%
The Global Equity Portfolio	16.45%	128.29%	126.82%	211.50%
The Mid Cap Growth Portfolio	22.94%	179.34%	147.52%	388.74%

Class Y Shares Name of Portfolio	Total Return for Fiscal Year Ended December 31, 2007	Total Return for Five Years Ended December 31, 2007	Total Return for Period from First Offering of Class Y Shares through December 31, 2007
The Money Market Portfolio	4.67%	13.05%	21.47%
The Flexible Income Portfolio	3.64%	35.59%	34.16%
The Balanced Portfolio	3.60%	66.14%	63.65%
The Utilities Portfolio	19.59%	148.76%	36.14%
The Dividend Growth Portfolio	3.95%	67.33%	45.96%
The Equally-Weighted S&P 500 Portfolio	1.23%	99.98%	81.50%
The Capital Growth Portfolio	21.58%	97.53%	–2.42%
The Focus Growth Portfolio	22.49%	81.75%	–4.43%
The Capital Opportunities Portfolio	19.08%	170.88%	–39.21%
The Global Equity Portfolio	16.15%	125.37%	40.38%
The Mid Cap Growth Portfolio	22.65%	176.04%	28.50%

XII. Financial Statements

The Fund's audited financial statements for the fiscal year ended December 31, 2007, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. Fund Counsel

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

*****

This SAI and each of the Class X and Class Y Prospectuses do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction — Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports.

•  General updating/corrective amendments to the charter, articles of association or bylaws.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.  Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.  We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.  Proposals to limit directors' liability and/or broaden indemnification of directors: Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in Capital Structure

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management proposals for higher dividend payouts.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration

1.  We generally support the following proposals:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[APPENDIX A and APPENDIX B intentionally ommitted]

Revised February 27, 2008

APPENDIX B

Ratings of Corporate Debt Instruments Investments

Moody's Investors Service Inc. ("Moody's")

Long-Term Obligations Rating

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Rating Group, a division of the McGraw Hill Companies, Inc. ("Standard & Poor's")

Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C  A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D  An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1  A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings ("Fitch")

International Long-Term Credit Ratings

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,   High default risk. Default is a real possibility. Capacity for meeting financial commitments is
CC, C   solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,   Default. The ratings of obligations in this category are based on their prospects for achieving
DD, D   partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

International Short-Term Credit Ratings

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

Notes:

"+" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
PART C
OTHER INFORMATION

ITEM 23. Exhibits

(a)(1)	Declaration of Trust of the Registrant, dated June 2, 1994, is incorporated herein by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on June 9, 1994.

(2)

Instrument Establishing and Designating Additional Series of Shares, dated October 15, 1996, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 17, 1996.

(3)

Amendment, dated February 26, 1998, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 27, 1998.

(4)

Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(5)

Amendment, dated May 1, 1999, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(6)

Amendment, dated August 9, 1999, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 9, 1999.

(7)

Form of Instrument Establishing and Designating Additional Series of Shares, dated February 24, 2000, is incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 29, 2000.

(8)

Amendment, dated June 18, 2001, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(9)

Amendment, dated April 19, 2002, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(10)

Form of Amendment dated May 1, 2003 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(11)

Instrument Establishing and Designating Additional Class of Shares dated April 28, 2005, is incorporated herein by reference to Exhibit (a)(11) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(12)

Amendment, dated June 14, 2006, to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a)(12) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 13, 2007.

(13)

Amendment, dated April 10, 2007, to the Declaration of Trust of the Registrant, is incorporated herein by reference to Exhibit (a)(13) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on April 13, 2007.

(14)

Amendment, dated April 8, 2008, to the Declaration of Trust (with respect to the name change of the Developing Growth Portfolio to the Mid Cap Growth Portfolio and to the name change of the Growth Portfolio to the Capital Growth Portfolio), filed herein.

(b)	Amended and Restated By-laws of the Registrant, dated February 27, 2008, filed herein.

(c)	Not Applicable.

(d)(1)

Amended and Restated Investment Advisory Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(2)

Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(e)

Amended and Restated Participation Agreement, dated October 23, 2003, among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(f)	Not Applicable.

(g)(1)

Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

(2)

Amendment, dated April 17, 1996, to the Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on April 22, 1996.

(3)

Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(4)

Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(h)(1)

Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 16, 2005.

(2)

Administration Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 16, 2005.

(3)

Shareholder Service Agreement, dated October 23, 2003, between Morgan Stanley Distributors Inc. and Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(i)(1)	Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(2)	Consent of Clifford Chance US LLP, filed herein.

(3)

Opinion of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(j)	Consent of Independent Registered Public Accounting Firm, filed herein.

(k)	Not Applicable.

(l)	Not Applicable.

(m)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 31, 2003, is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(n)

Multiple Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(o)	Not Applicable.

(p)(1).

Code of Ethics of Morgan Stanley Investment Management, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Morgan Stanley Mid-Cap Value Fund, filed on December 11, 2006.

(2)

Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 23, 2005.

(q)

Power of Attorney of Trustees, dated February 28, 2008, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, of Morgan Stanley Nasdaq-100 Index Fund, filed on March 26, 2008.

Other	Investment Letter of Hartford Life Insurance Company is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

ITEM 24. Persons Controlled by or Under Common Control with the Fund.

None

ITEM 25. Indemnification.

Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.8 of the Registrant’s By-Laws, the indemnification of the Registrant’s trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant’s Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Investment Adviser, the Registrant’s Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. Business and Other Connections of Investment Adviser

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. (“Morgan Stanley Investment Advisors”). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

Set forth below is the name and principal business address of each company for which each director or  officer of Morgan Stanley Investment Advisors serves as a director, officer or employee:

Morgan Stanley Distribution, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley DW Inc.

Morgan Stanley Investment Advisors

Morgan Stanley Investment Management Inc.

Morgan Stanley Services Company Inc.

Van Kampen Advisors Inc.

Van Kampen Asset Management

Van Kampen Investments Inc.

522 Fifth Avenue New York, New York 10036.

Van Kampen Investor Services Inc.

2800 Post Oak Blvd., Houston, Texas 77056

Morgan Stanley Trust Company

Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

Listed below are the officers and Directors of Morgan Stanley Investment Advisors

Name and Position with Morgan Stanley Investment Advisors	Other Substantial Business, Profession or Vocation

Stuart Bohart President, Managing Director and Director

President; Managing Director and Director of Morgan Stanley Investment Management Inc., Van Kampen Advisors Inc., Van Kampen Asset Management, Director and Managing Director of Van Kampen Investments Inc.

Ronald E. Robison Managing Director and Director

Managing Director and Director of Van Kampen Asset Management, Morgan Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., President, Chief Executive Officer and Director of Morgan Stanley Services Company Inc., Director of Morgan Stanley Trust, Van Kampen Investments Inc. and Van Kampen Investor Services Inc., Managing Director of Van Kampen Advisors Inc.

Amy R. Doberman Managing Director and Secretary	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management

Dennis F. Shea Managing Director and Chief Investment Officer – Global Equity Group	Managing Director and Chief Investment Officer – Global Equity Group of Morgan Stanley Investment Management

J. David Germany Managing Director and Chief Investment Officer – Global Fixed Income Group	Managing Director and Chief Investment Officer – Global Fixed Income Group of Morgan Stanley Investment Management

Carsten Otto Managing Director	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management, and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds.

MaryAnn Picciotto Executive Director and Chief Compliance Officer	Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc.

Kenneth Castiglia Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Investment Management

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser’s current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. Principal Underwriters

(a)           Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)	Active Assets California Tax-Free Trust

(2)	Active Assets Government Securities Trust

(3)	Active Assets Institutional Government Securities Trust

(4)	Active Assets Institutional Money Trust

(5)	Active Assets Money Trust

(6)	Active Assets Tax-Free Trust

(7)	Morgan Stanley Allocator Fund

(8)	Morgan Stanley Balanced Fund

(9)	Morgan Stanley California Tax-Free Daily Income Trust

(10)	Morgan Stanley California Tax-Free Income Fund

(11)	Morgan Stanley Capital Opportunities Trust

(12)	Morgan Stanley Convertible Securities Trust

(13)	Morgan Stanley Dividend Growth Securities Inc.

(14)	Morgan Stanley Equally-Weighted S&P 500 Fund

(15)	Morgan Stanley European Equity Fund Inc.

(16)	Morgan Stanley Financial Services Trust

(17)	Morgan Stanley Flexible Income Trust

(18)	Morgan Stanley Focus Growth Fund

(19)	Morgan Stanley Fundamental Value Fund

(20)	Morgan Stanley FX Series Funds

(21)	Morgan Stanley Global Advantage Fund

(22)	Morgan Stanley Global Dividend Growth Securities

(23)	Morgan Stanley Health Sciences Trust

(24)	Morgan Stanley High Yield Securities Inc.

(25)	Morgan Stanley Income Trust

(26)	Morgan Stanley Institutional Strategies Fund

(27)	Morgan Stanley International Fund

(28)	Morgan Stanley International SmallCap Fund

(29)	Morgan Stanley International Value Equity Fund

(30)	Morgan Stanley Japan Fund

(31)	Morgan Stanley Limited Duration Fund

(32)	Morgan Stanley Limited Duration U.S. Treasury Trust

(33)	Morgan Stanley Limited Term Municipal Trust

(34)	Morgan Stanley Liquid Asset Fund Inc.

(35)	Morgan Stanley Mid Cap Growth Fund

(36)	Morgan Stanley Mid-Cap Value Fund

(37)	Morgan Stanley Mortgage Securities Trust

(38)	Morgan Stanley Multi-Asset Class Fund

(39)	Morgan Stanley Nasdaq-100 Index Fund

(40)	Morgan Stanley Natural Resource Development Securities Inc.

(41)	Morgan Stanley New York Municipal Money Market Trust

(42)	Morgan Stanley New York Tax-Free Income Fund

(43)	Morgan Stanley Pacific Growth Fund Inc.

(44)	Morgan Stanley Prime Income Trust

(45)	Morgan Stanley Real Estate Fund

(46)	Morgan Stanley S&P 500 Index Fund

(47)	Morgan Stanley Select Dimensions Investment Series

(48)	Morgan Stanley Series Funds

(49)	Morgan Stanley Small-Mid Special Value Fund

(50)	Morgan Stanley Special Growth Fund

(51)	Morgan Stanley Special Value Fund

(52)	Morgan Stanley Strategist Fund

(53)	Morgan Stanley Tax-Exempt Securities Trust

(54)	Morgan Stanley Tax-Free Daily Income Trust

(55)	Morgan Stanley Technology Fund

(56)	Morgan Stanley Total Market Index Fund

(57)	Morgan Stanley U.S. Government Money Market Trust

(58)	Morgan Stanley U.S. Government Securities Trust

(59)	Morgan Stanley Utilities Fund

(60)	Morgan Stanley Value Fund

(61)	Morgan Stanley Variable Investment Series

(b)           The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 522 Fifth Avenue, New York, New York 10036. None of the following persons has any position or office with the Registrant.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Ronald E. Robison	Director	President and Principal Executive Officer

Kenneth Castiglia	Director, Chief Financial Officer and Treasurer	None

Jerry Miller	Director and President	None

Brian Binder	Chief Administrative Officer	None

Stefanie Chang Yu	Secretary	Vice President

Gina Gallagher	Chief AML Office	None

Evan Gordon	Vice President and Chief Compliance Officer	None

Joseph D’Auria	Financial and Operations Principal	None

(c)  Not applicable.

ITEM 28. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

The Bank of New York Mellon Corporation One Wall Street New York, New York 10286 (records relating to its function as custodian)

Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036 (records relating to its function as investment adviser)

Morgan Stanley Trust Harborside Financial Center, Plaza Two 2nd Floor Jersey City, New Jersey 07311 (records relating to its function as transfer agent and dividend disbursing agent)

Morgan Stanley Services Company Inc. Harborside Financial Center, Plaza Two 7th Floor Jersey City, New Jersey 07311 (records relating to its function as administrator)

ITEM 29. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 8th day of April, 2008.

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT
SERIES

By:	/S/ RONALD E. ROBISON
Ronald E. Robison
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date

(1) Principal Executive Officer			President and Principal Executive
Officer

By:	/s/ RONALD E. ROBISON
	Ronald E. Robison			April 8, 2008

(2) Principal Financial Officer			Chief Financial Officer

By:	/s/ FRANCIS J. SMITH
	Francis J. Smith			April 8, 2008

(3) Majority of the Trustees

James F. Higgins

By:	/s/ Stefanie V. Chang Yu
	Stefanie V. Chang Yu			April 8, 2008
Attorney-in-Fact

	Frank L. Bowman	Michael F. Klein
	Michael Bozic	Michael E. Nugent (Chairman)
	Kathleen A. Dennis	W. Allen Reed
	Manuel H. Johnson	Fergus Reid
Joseph J. Kearns

By:	/s/ CARL FRISCHLING
	Carl Frischling			April 8, 2008
Attorney-in-Fact

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

Exhibit Index

(a)(14)

Amendment, dated April 8, 2008, to the Declaration of Trust (with respect to the name change of the Developing Growth Portfolio to the Mid Cap Growth Portfolio and to the name change of the Growth Portfolio to the Capital Growth Portfolio).

(b)	Amended and Restated Bylaws of the Registrant, dated February 27, 2008.

(i)(2)	Consent of Clifford Chance US LLP.

(j)	Consent of Independent Registered Public Accounting Firm